PRIVATE EQUITY LINE OF CREDIT AGREEMENT
                                 BY AND BETWEEN
                            BOAT BASIN INVESTORS LLC
                                       AND
                               STARUNI CORPORATION
        ----------------------------------------------------------------
                         DATED AS OF SEPTEMBER 28, 2000
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                                    10.5 - 1

         This PRIVATE EQUITY LINE OF CREDIT AGREEMENT is entered into as of the 28th day of September, 2000 (this "Agreement"), by and between Boat Basin Investors LLC, a limited liability company formed under the laws of Nevis (the "Investor"), and Staruni Corporation, a corporation organized and existing under the laws of the State of California (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor and the Investor shall purchase from time to time as provided herein, up to $2,000,000 of the Common Stock (as defined below), and

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         Section 1.1 "Affiliates" shall have the meaning assigned to such term in Section 3.4 hereof.

         Section 1.2 "Sale Price" shall mean the closing sale price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

         Section 1.3 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

         Section 1.4 "Commitment Amount" shall mean the $2,000,000 up to which the Investor has agreed to provide to the Company in order to purchase Put Shares pursuant to the terms and conditions of this Agreement.

         Section 1.5 "Commitment Period" shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (x) the date on which the Investors shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of $2,000,000, or (y) the date occurring forty-eight (48) months from the date of commencement of the Commitment Period.

         Section 1.6 "Common Stock" shall mean the Company's common stock, no par value per share.

         Section 1.7 "Common Stock Equivalents" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

         Section 1.8 "Condition Satisfaction Date" shall have the meaning assigned to such term in Section 7.2 hereof.


                                    10.5 - 2

         Section 1.9 "Control Persons" shall have the meaning assigned to such term in Section 12.2 hereof.

         Section 1.10 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

         Section 1.11 "EDGAR" shall mean the SEC's electronic data gathering and retrieval system.

         Section 1.12 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering resale of the Registrable Securities as set forth in Section 7.2(a).

         Section 1.13 "Escrow  Agent" shall  mean  Novack  Burnbaum Crystal LLP.

         Section 1.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder.

         Section 1.15 "Floor Price P" shall mean a closing bid price of twenty cents ($.20) per share or less for any five consecutive Trading Days during the Valuation Period. "Floor Price C" shall mean fifteen cents ($.15) per share determined on any Put Date.

         Section 1.16 "Investment Amount" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by the Investor to purchase Put Shares with respect to any Put Purchase Notice delivered by the Company to the Investor in accordance with Section 2.2 hereof.

         Section 1.17 "Legend"  shall  have the meaning assigned to such term in
Section 9.1 hereof.

         Section 1.18 "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement and to carry on the business of the Company as presently conducted.

         Section 1.19 "Market Price" shall mean for the purpose of calculating the Purchase Price of the Put Shares, the lowest closing bid price of the Common Stock as reported on the Principal Market over the Valuation Period.

         Section 1.20 "Maximum Put Amount" shall mean a maximum of 15% of the aggregate trading volume during the Valuation Period excluding from such calculation any Trading Day where the lowest bid price is less than 25% of the Floor Price C.

         Section 1.21 "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.22 "Outstanding" when used with reference to Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding

                                    10.5 - 3

Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

         Section 1.23 "Person" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section 1.24 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq Small-Cap Market, the NASD OTC Bulletin Board, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         Section 1.25 Intentionally omitted.

         Section 1.26 "Purchase Price" as used in this Agreement shall mean seventy-five percent (75%) of the Market Price on the Put Date. The foregoing percentage is the "Purchase Price Percentage."

         Section 1.27 "Put" shall mean each occasion the Company elects to draw down a portion from the equity line by exercising its right to tender a Put Purchase Notice requiring the Investor to purchase a discretionary amount of the Company's Common Stock, subject to the terms of this Agreement which tender must be given to the Investor.

         Section 1.28 "Put Closing" shall mean one of the closings of a purchase and sale of the Put Shares pursuant to Section 2.3.

         Section 1.29 "Put Closing Date" shall mean, with respect to a Put Closing the fourth Trading Day following the Put Date related to such Put Closing, provided all conditions to such Put Closing have been satisfied on or before such Trading Day.

         Section 1.30 "Put Date" shall mean such date as a Put Purchase Notice has been delivered to the Investor.

         Section 1.31 "Put Purchase Notice" shall mean a written notice to the Investor setting forth the Investment Amount that the Company intends to sell to the Investor, as such form is attached hereto as Exhibit A.

         Section 1.32 "Put Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of this Agreement.

         Section 1.33 "Registrable Securities" shall mean the Put Shares and the Warrant Shares until the Registration Statement has been declared effective by the SEC and all Put Shares and Warrant Shares have been disposed of pursuant to the Registration Statement.

         Section 1.34 "Registration Statement" shall mean a registration statement on Form SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by



                                    10.5 - 3
the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor and Placement Agent of the Registrable Securities under the Securities Act.

         Section 1.35 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.36 "SEC" shall mean the Securities and Exchange Commission.

         Section 1.37 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.38 "Securities Act" shall have the definition ascribed to it in the recitals of this Agreement.

         Section 1.39 "SEC Documents" shall mean, to the extent applicable, the Company's latest Form 10-KSB as of the time in question, all Forms 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement.

         Section 1.40 "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

         Section 1.41 "Put   Cushion"   shall   mean   the   mandatory   minimum
twenty-five (25) Trading Days between Put Dates.

         Section 1.42 "Trading  Day"  shall  mean  any   day  during  which  the
Principal Market shall be open for business.

         Section 1.43 Intentionally Omitted.

         Section 1.44 "Valuation Period" shall mean the period of thirty (30) days during which the Purchase Price of the Common Stock is determined with respect to any Put Date, which shall occur during the immediate thirty (30) days prior to the Put Date.

         Section 1.45 "Warrants" shall mean the common stock purchase warrants of the Company collectively described in Section 2.4, forms of which are annexed hereto as Exhibits E and F. "Put Warrants" shall mean the common stock purchase warrants of the Company described in Section 2.4, a form of which is annexed hereto as Exhibit E.

         Section 1.46 "Warrant Shares" shall mean the Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II
                        PURCHASE AND SALE OF COMMON STOCK


                                    10.5 - 4

         Section 2.1  Investments/Puts.  Upon the terms and conditions set forth
                      -----------------
herein (including, without limitation, the provisions of Article VII hereof), on any Put Date the Company may exercise a Put by the delivery of a Put Purchase Notice. The number of Put Shares that the Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Purchase Notice by the Purchase Price determined during the Valuation Period.

         Section 2.2  Mechanics.
                      ----------
                  (a) Put  Purchase  Notice.  At any time during the  Commitment
                      ----------------------
Period, the Company may deliver a Put Purchase Notice, in substantially the form and substance of Exhibit A, to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the Investment Amount for each Put as designated by the Company in the applicable Put Purchase Notices shall be neither less than $50,000 nor more than $100,000, subject further to the Maximum Put Amount and, provided further, that any amount in excess of $50,000 be consented to in writing by the Investor.

                  (b) Date of Delivery of Put  Purchase  Notice.  A Put Purchase
                      ------------------------------------------
Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day. No Put Purchase Notice may be deemed delivered, on a day that is not a Trading Day.

                  (c)  Determination  of Purchase Price and Put Shares Issuable.
                       ---------------------------------------------------------
The Purchase Price for any Put shall be the product of the Market Price multiplied by the Purchase Price Percentage less 10% of the amount stated in any Put Purchase Notice. The number of Put Shares to be purchased by the Investor shall be settled on the Put Closing Date

                  (d) Floor Price  Limitation.  If the Market Price is less than
                      ------------------------
either Floor Price P or Floor Price C the Company shall not sell and the Investor shall not purchase the Put Shares otherwise to be purchased for such Put Date, unless the Company and the Investor each consent to such sale in writing.

                  Section 2.3 Put  Closings.  On each Put Closing Date for a Put
                              --------------
(i) the Company shall deliver in the form required pursuant to Article IX hereof to the Escrow Agent to be held in escrow, certificates representing the Put Shares to be purchased by the Investor pursuant to Section 2.1 herein, or if deliverable without legend pursuant to Article IX and if DTC eligible, deliver the Put Shares electronically by DTC or DWAC after the Put Date and on or prior to the Put Closing Date, registered in the name of the Investor or, at the Investor's option, deposit such certificate(s) into such account or accounts


                                    10.5 - 5
previously designated by the Investor (ii) the Company shall deliver to the Escrow Agent Put Warrants in accordance with Section 2.4, in the form annexed hereto as Exhibit E, and (iii) the Investor shall deliver to the Escrow Agent to be held in escrow the Investment Amount specified in the Put Purchase Notice by wire transfer of immediately available funds on or before the Put Closing Date. In addition, on or prior to the Put Closing Date, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the certificates and the Put Warrants to the Investor shall occur out of escrow in accordance with the escrow agreement referred to in Section 7.2(o) following (x) the Company's deposit into escrow of the certificates representing the Put Shares and the Put Warrants and (y) the Investor's deposit into escrow of the Investment Amount.

         Section 2.4  Issuance of Warrants.  Under the terms of this  Agreement,
                      ---------------------
the Company shall issue to the Investor Warrants to purchase up to 10% of the number of Put Shares purchased on each Put Closing Date in the form annexed hereto as Exhibit E and the Company shall issue to the Investor Warrants to purchase 1,000,000 Warrant Shares in the form of Warrant annexed hereto as Exhibit F.

         Section 2.5 Termination of Investment Obligation. The obligation of the
                     -------------------------------------
Investor to purchase shares of Common Stock shall terminate permanently (including with respect to a Put Closing Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for a consecutive ten day calendar period or for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason, (ii) the Company files a petition in bankruptcy or a petition in bankruptcy is filed against the Company or the Company is adjudicated bankrupt, (iii) the Company consolidates with or merges into any other Person and the Company shall not be the continuing or surviving corporation, (iv) the Company fails to deliver the Warrants as described in
Section 2.4, (v) the Company effects a reclassification or recapitalization without the Investor's consent as described in Section 6.11, or (vi) the Company shall at any time fail to comply with the requirements of Section 6.2, 6.3, 6.4,
6.5 or 6.6.

         Section 2.6  Non-Usage  Fee. The Company  shall have the  obligation to
                      ---------------
deliver Put Purchase Notices to the Investor during each six (6) month period of the Commitment Period having an aggregate dollar amount of $200,000 ("Minimum Put Commitment"). In the event the Company does not deliver Put Purchase Notices during any six (6) month period of the Commitment Period for the Minimum Put Commitment, then the Company shall pay the Investor a non-usage fee of $25,000 less 10% of the actual aggregate dollar amount of Put Purchase Notices during the subject six (6) month period ("Non-Usage Fee"). The Investor shall give the Company written notice to pay the Non-Usage Fee 10 days after the end of any six
(6) month period during which the Minimum Put Commitment has not been made. The Company shall be required to pay the Non-Usage Fee 5 days after the receipt of such notice. If the Company fails to pay the Non-Usage Fee upon notice, the Non-Usage Fee may be deducted by the Investor from the Purchase Price of any subsequent Put Purchase Notice delivered by the Company. Failure of the Investor to give written notice of a Non-Usage Fee to the Company, shall not waive the Investor's rights to collect any such fee nor relieve the Company of its obligation to pay such fee.
                                    10.5 - 6

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor represents and warrants to the Company that:

         Section 3.1 Intent.  The Investor is entering  into this  Agreement for
                     -------
its own account and not with a view to the distribution of the Common Stock, and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

         Section 3.2  Sophisticated  Investor.  The Investor is a  sophisticated
                      ------------------------
investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

         Section 3.3  Authority.  This  Agreement has been duly  authorized  and
                      ----------
validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section 3.4 Not an Affiliate. The Investor is not an officer,  director
                     -----------------
or to Investor's good faith belief, an "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

         Section 3.5 Absence of  Conflicts.  The  execution and delivery of this
                     ----------------------
Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated hereby, and compliance with the requirements hereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, or, to the Investor's knowledge, (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, (b) conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

                                    10.5 - 7

         Section  3.6  Disclosure;  Access  to  Information.  The  Investor  has
                       -------------------------------------
received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has had access to copies of any such reports that have been requested by it.

         Section 3.7 Manner of Sale. At no time was Investor  presented  with or
                     ---------------
solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Investor, except as may be set forth in the disclosure schedule delivered in connection herewith, that:

         Section 4.1  Organization of the Company.  The Company is a corporation
                      ----------------------------
duly organized and existing in good standing under the laws of the State of California and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

         Section 4.2  Authority.  (i) The Company  has the  requisite  corporate
                      ----------
power and authority to enter into and perform its obligations under this Agreement to issue the Put Shares; (ii) the execution, issuance and delivery of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section  4.3  Capitalization.  As of the date  hereof,  the  authorized
                       ---------------
capital stock of the Company consists of 250,000,000 shares of Common Stock, of which 15,526,839 shares are issued and outstanding and 50,000,000 shares of preferred stock, of which no shares are issued and outstanding. Except as set forth in Schedule 4.3, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.



                                    10.5 - 8

         Section 4.4 Common  Stock.  As of the  commencement  of the  Commitment
                     --------------
Period, the Company will have registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and be in full compliance with all reporting requirements of the Exchange Act, if any, and the Company will have maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is then listed or quoted on the Principal Market. As of the date hereof, the Common Stock is quoted on the OTC Bulletin Board.

         Section 4.5  Financial  Statements.  The Company has  delivered or made
                      ----------------------
available to the Investor true and complete copies of unaudited financial statements (without footnotes) as of and for the period ending June 30, 2000 ("Financial Statements"). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The Financial Statements fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations for the periods then ended, subject to normal year-end audit adjustments.

         Section   4.6  Valid   Issuances.   Assuming   the   accuracy   of  the
                        ------------------
representations and warranties contained in Sections 3.1, 3.2 and 3.7 hereof both at the date hereof and at the time of sale and issuance, the sale and issuance of the Put Shares will be exempt from registration under the Securities Act in reliance upon Section 4(2) thereof and/or Regulation D thereto and when issued, the Put Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Put Shares pursuant to, nor the Company's performance of its obligations under this Agreement will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company. The Put Shares shall not subject the Investor to personal liability by reason of the possession thereof.

         Section 4.7 No General  Solicitation  or  Advertising in Regard to this
                     -----------------------------------------------------------
Transaction.  Neither the Company nor any of its affiliates nor any  distributor
------------
or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

         Section 4.8  Corporate  Documents.  The Company has  furnished  or made
                      ---------------------
available to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").


                                    10.5 - 9

         Section 4.9 No Conflicts.  The execution,  delivery and  performance of
                     -------------
this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of Common Stock do not and will not (i) result in a violation of the Company's Certificate or By-Laws or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided that, for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), no such representations and warranties are being made insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either individually or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Put Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on any Principal Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

         Section  4.10  No  Material  Adverse  Change.  Since  the  date  of the
                        ------------------------------
Financial Statements described in Section 4.5, no Material Adverse Effect has occurred or exists with respect to the Company.

         Section 4.11 No Undisclosed Liabilities. The Company has no liabilities
                      ---------------------------
or obligations which are material, individually or in the aggregate, and are not disclosed to the Investor in the Financial Statements or otherwise in writing, other than those incurred in the ordinary course of the Company's businesses since the date of the Financial Statements and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

         Section  4.12 No  Undisclosed  Events  or  Circumstances.  No  event or
                       -------------------------------------------
circumstance  has  occurred  or  exists  with  respect  to  the  Company  or its

                                    10.5 - 10
businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires as of the date hereof, public disclosure or announcement prior to the date hereof by the Company.

         Section 4.13 No Integrated  Offering.  Neither the Company,  nor any of
                      ------------------------
its  affiliates,  nor any person acting on its or their behalf has,  directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

         Section 4.14 Litigation and Other  Proceedings.  Except as set forth in
                      ----------------------------------
the Financial Statements described in Section 4.5, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect. Except as set forth on Schedule 4.14, no judgment, order, writ, injunction, decree or award has been issued by or, so far as is known by the Company, requested by any court, arbitrator or governmental agency which might result in a Material Adverse Effect.

         Section 4.15 No Misleading or Untrue Communication. The Company and any
                      --------------------------------------
Person representing the Company, in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with same, which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

         Section 4.16 Non-Public  Information.  Neither  the  Company nor any of
                      ------------------------
its officers of agents has disclosed any material non-public information about the Company to the Investor or the Placement Agent.

         Section 4.17 No Default or Violation. The Company is not (i) in default
                      ------------------------
under or in violation of and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company, nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) in violation of any order of any court, arbitration or governmental body, or (iii) in violation of any statute, rule or regulation of any governmental authority, except as could not have or result in a Material Adverse Effect.

         Section 4.18  Financial  Statements.  The  financial  statements of the
                       ----------------------
Company included in the reports filed by the Company under the Exchange Act comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with

                                    10.5 - 11
generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                                    ARTICLE V
                            COVENANTS OF THE INVESTOR

         Section 5.1 Compliance with Law. The Investor's trading activities with
                     --------------------
respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed.

         Section 5.2 Selling  Restrictions.  The  Investor has the right to sell
                     ----------------------
shares of the Company's Common Stock equal in number to the number of the Shares to be purchased pursuant to this Agreement during the Commitment Period.


                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

         Section 6.1 Registration Rights. The Company shall cause a Registration
                     --------------------
Statement to be filed with respect to all Put Shares and Warrant Shares within sixty (60) days of the Subscription Date and shall use its best efforts to cause such Registration Statement to be declared effective within one hundred twenty
(120) days of the Subscription Date and remain effective for a period of two (2) years. The Company shall provide the Investor, or its counsel, a copy of the Registration Statement at least two (2) days prior to filing with the SEC.

         Section 6.2  Reservation  of Common Stock.  As of the date hereof,  the
                      -----------------------------
Company has reserved and the Company shall continue to reserve and keep available at all times shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Put Shares.

         Section  6.3  Quoting or Listing of Common  Stock.  The  Company  shall
                       ------------------------------------
maintain the quoting or listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) to list the Put Shares on the Principal Market, if the Principal Market is the Nasdaq, AMEX or NYSE. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Put Shares, and shall take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall take all action necessary to continue the quoting, listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

                                    10.5 - 12

         Section 6.4  Exchange  Act  Registration.  The Company  shall cause its
                      ----------------------------
Common Stock to become and continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will take all action to obtain a listing and continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

         Section 6.5 Legends. The certificates evidencing the Common Stock to be
                     --------
sold by the Investor pursuant to Section 9.1 shall be free of restrictive legends, except as set forth in Article IX.

         Section 6.6  Corporate  Existence.  The  Company  will  take  all steps
                      ---------------------
necessary to preserve and continue the corporate existence of the Company.

         Section  6.7 Additional  SEC  Documents.  In  the  event  that  the SEC
                      ---------------------------
Documents furnished or submitted to the SEC by the Company are not available or accessible by the Investor(s) on EDGAR, the Company will deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all such SEC Documents.

         Section 6.8. Blackout Period.  The Company will immediately  notify the
                      ----------------
Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate; and the Company will promptly make available to

                                    10.5 - 13
the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Purchase Notice during the continuation of any of the foregoing events or if the Company has knowledge that any of the foregoing events will occur within twenty (20) days of such knowledge.

         Section 6.9.  Expectations  Regarding Put Purchase Notices.  Within ten
                       ---------------------------------------------
(10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify the Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Purchase Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Purchase Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

         Section 6.10.     Capital Raising Limitations.
                           ----------------------------
                           (i)      Capital Raising Limitations.  For so long as
                                    ----------------------------
a Put Closing has occurred in the Investment Agreements as the Company has designated in its Put Purchase Notice (Investor consented to each Investment Amount in excess of $50,000 and less than $100,000 and a Put Closing has occurred at each time designated in the Put Purchase Notice) during the period from the date of this Agreement until its expiration, the Company shall not issue or sell, or agree to issue or sell Equity Securities (as defined below), for cash in private capital raising transactions without obtaining the prior written approval of the Investor (the limitations referred to in this subsection 6.10(i) are collectively referred to as the "Capital Raising Limitations"). For purposes hereof, the following shall be collectively referred to herein as, the "Equity Securities": (i) Common Stock or any other equity securities, (ii) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock or other equity securities, or (iii) any securities of the Company pursuant to an equity line structure or format similar in nature to this transaction.

                           (ii)    Exceptions  to Capital  Raising  Limitations.
                                   ---------------------------------------------
Notwithstanding the above, the Capital Raising Limitations shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors, or a primary underwritten offering of the Company's Common Stock.

         Section 6.11. No  Reclassification  or  Recapitalization.  The  Company
                       -------------------------------------------
shall  not,  without  the  consent  of the  Investor,  during  the  term of this
Agreement,   effect  a  recapitalization,   reclassification  or  other  similar

                                    10.5 - 14
transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a smaller number of shares (a "Reverse Stock Split"), provided that the Company may effect such Reverse Stock Split without the consent of Investor in connection with achieving listing requirements for any Principal Market.

         Section 6.12. Disclosure of Material Information. In the event that any
                       -----------------------------------
or all of the information set forth on Schedule 8.2(a) hereto becomes material, the Company shall make full and complete public disclosure in accordance with all applicable law.

         Section 6.13. Issuance of Put Shares.  The sale and issuance of the Put
                       -----------------------
Shares shall be made in accordance with the provisions and requirements of applicable federal and state law.

                                   ARTICLE VII
                          CONDITIONS TO DELIVERY OF PUT
                 PURCHASE NOTICES AND CONDITIONS TO PUT CLOSING

         Section 7.1  Conditions  Precedent to the  Obligation of the Company to
                      ----------------------------------------------------------
Issue and Sell Common Stock.  The  obligation  hereunder of the Company to issue
----------------------------
and sell the Put Shares to the Investor incident to each Put Closing is subject to the satisfaction, at or before each such Put Closing, of each of the conditions set forth below.

                  (a) Accuracy of the Investor's  Representation and Warranties.
                      ----------------------------------------------------------
The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Put Closing as though made at each such time.

                  (b)  Performance  by the  Investor.  The  Investor  shall have
                       ------------------------------
performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Put Closing.

         Section 7.2 Conditions Precedent to the Right of the Company to Deliver
                     -----------------------------------------------------------
a Put Purchase Notice and the Obligation of the Investor to purchase Put Shares.
--------------------------------------------------------------------------------
The right of the Company to deliver a Put Purchase Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Put Closing is subject to the satisfaction, (i) on the Put Date, (ii) for each day during the Valuation Period, and (iii) on the applicable Put Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

                  (a) Registration of the Common Stock with the SEC. The Company
                      ----------------------------------------------
shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities that shall have been declared effective by

                                    10.5 - 15
the SEC prior to the first Put Date, but in no event later than one hundred twenty (120) days after the Subscription Date.

                  (b)  Effective   Registration   Statement.   The  Registration
                       -------------------------------------
Statement shall have become effective on or prior to the Put Date and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so, and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist.

                  (c) Accuracy of the Company's  Representations and Warranties.
                      ----------------------------------------------------------
The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor.

                  (d)  Performance  by  the  Company.  The  Company  shall  have
                       ------------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date, including but not limited to the requirements for the Company and its transfer agent set forth in Sections 9.1 and 9.2 to deliver Common Stock without legends pursuant to the terms set forth in Sections 9.1 and 9.2, and Exhibit B hereto and each of the representations and warranties of the Company, as set forth in
Article IV, shall be true and correct and there shall be no omissions of any material fact which, if disclosed, would render any such representation or warranty untrue.

                  (e) No Injunction.  No statute,  rule,  regulation,  executive
                      --------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly or materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

                  (f) Adverse Changes. Since the date of filing of the Company's
                      ----------------
most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

                  (g) No  Suspension of Trading In or Delisting of Common Stock.
                      ----------------------------------------------------------
The trading of the Common Stock  (including  without  limitation the Put Shares)

                                    10.5 - 16
shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock (including without limitation the Put Shares) shall have been approved for listing or quotation and shall have actually been listed or quoted on, and shall not have been delisted from the Principal Market, nor shall the Company have received any letter or notice of any suspension or delisting or warning of such suspension or delisting. The issuance of shares of Common Stock with respect to the applicable Put Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

                  (h) Legal Opinions. The Company's counsel shall deliver to the
                      ---------------
Investor prior to the first Put Date an opinion in the form of Exhibit C hereto.

                  (i) Due  Diligence.  No dispute  between  the  Company and the
                      ---------------
Investor shall exist pursuant to Section 8.2(c) as to the adequacy of the disclosure contained in the Registration Statement.

                  (j) Ten  Percent  Limitation.  The  number of Put Shares to be
                      -------------------------
purchased on each Put Closing Date and the number of Warrant Shares issuable upon any exercise of such Warrant by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than 9.99% of all of such Common Stock as would be outstanding on such Put Closing Date or such date of exercise of the Warrant, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. In such event, the Investment Amount designated in any Put Purchase Notice shall be reduced by the minimum amount necessary as to not result in the Investor owning more than 9.99% of the Common Stock of the Company. For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Put Closing Date than on the date upon which the Put Purchase Notice associated with such Put Closing Date is given, the amount of Common Stock outstanding on such Put Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Shares, would own more than 9.99% of the Common Stock following such Put Closing Date.

                  (k) Cross  Default.  The Company  shall not be in default of a
                      ---------------
term, covenant, warranty or undertaking of any other agreement to which the Company and Investor are parties, nor shall there have occurred an event of default under any such other agreement, in each case which default would have a material adverse effect on the financial condition of the Company or the Company's ability to comply with its obligations to the Investor.

                  (l) No  Knowledge.  The Company shall have no knowledge of any
                      --------------
event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the Valuation Period during which the Put Purchase Notice is deemed delivered).

                                    10.5 - 17

                  (m)   Put Cushion.  The Put Cushion  shall have elapsed  since
                        -----------
the  immediately  preceding Put Date.

                  (n)  Shareholder  Vote. The issuance of shares of Common Stock
                       ------------------
with respect to the applicable Put Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

                  (o) Escrow  Agreement.  The parties  hereto shall have entered
                      ------------------
into a mutually acceptable escrow agreement for the Purchase Prices due hereunder, providing for reasonable interest on any funds deposited into the escrow account established under the escrow agreement.

                  (p)  Compliance  Certificate.  The  Company  shall  deliver  a
                       ------------------------
Compliance Certificate in the form attached hereto as Exhibit D on each Put Closing Date.

                  (q) Other. On each Condition  Satisfaction  Date, the Investor
                      ------
shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2. including, without limitation, a certificate in substantially the form and substance of Exhibit D hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Put Closing shall have been satisfied as at the date of each such certificate.

                                  ARTICLE VIII
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

         Section 8.1 Due Diligence Review.  The Company shall make available for
                     ---------------------
inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                                    10.5 - 18

         Section 8.2       Non-Disclosure of Non-Public Information.
                           -----------------------------------------
                           (a) Except as set forth on  Schedule  8.2(a)  hereof,
the Company represents and warrants that the Company and its officers, directors, employees and agents have not disclosed any non-public information to the Investor or advisors to or representatives of the Investor. The Company covenants and agrees that it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                           (b) The Company acknowledges and understands that the
Investor is entering into this Agreement at the request of the Company and in good faith reliance on (i) the Company's representation set forth in Section
4.16 that neither it nor its agents have disclosed to the Investor any material non-public information; and (ii) the Company's covenant set forth in Section
6.10 that if all or any portion of the information set forth on Schedule 8.2(a) becomes material, the Company shall timely make full and complete public disclosure of all or such portion of such information that shall have become material in accordance with all applicable law.

                           (c) Nothing  herein  shall  require  the  Company  to
disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                    10.5 - 19

                                   ARTICLE IX
                                     LEGENDS

         Section 9.1 Legends.  Unless otherwise provided below, each certificate
                     --------
representing   Registrable  Securities  will  bear  the  following  legend  (the
"Legend"):

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S.
                  SECURITIES   ACT  OF  1933,   AS  AMENDED  (THE
                  "SECURITIES  ACT"),  OR  ANY  OTHER  APPLICABLE
                  SECURITIES   LAWS  AND  HAVE  BEEN   ISSUED  IN
                  RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE OF CREDIT AGREEMENT BETWEEN UNITED VENTURES GROUP, INC. AND BOAT BASIN INVESTORS LLC DATED AUGUST __, 2000. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

         Notwithstanding the foregoing, upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit B hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided herein. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the
Investor:

                  (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the

                                    10.5 - 20

         Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement; and

                  (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. Any of the notices referred to above in this Section 9.1 may be sent by facsimile to the Company's transfer agent.

         Section 9.2 No Other Legend or Stock Transfer  Restrictions.  No legend
                     ------------------------------------------------
other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

         Section 9.3  Investor's  Compliance.  Nothing in this  Article IX shall
                      -----------------------
affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.


                                    ARTICLE X
                               CHOICE OF LAW/VENUE

         Section 10.1 Choice of Law/Venue. This Agreement and the Warrants shall
                      --------------------
be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any controversy or claim arising out of or related to this Agreement and the Warrants or the breach thereof, shall be settled by binding arbitration in New York City, New York in accordance with the rules of the Judicial Arbitration & Mediation Services' Eastern Regional Office located in New York City, New York ("JAMS"). A proceeding shall be commenced upon written demand by Company or the Investor to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by JAMS, and if they are unable to agree within ten (10) days, JAMS shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators

                                    10.5 - 21
shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of parties' respective positions in the issues in dispute. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. Nothing in this section 10.1 shall preclude the parties from seeking extraordinary relief in the event that a claim of irreparable harm arises, provided however, that such application shall be made in the United States District Court for the Southern District of New York, or in the Supreme Court of the State of New York, New York County. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                                   ARTICLE XI
              ASSIGNMENT; ENTIRE AGREEMENT, AMENDMENT; TERMINATION

         Section 11.1  Assignment.  Neither this Agreement nor any rights of the
                       -----------
Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, and be binding upon, any transferee of any of the Common Stock purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person unless such Common Stock is free from restrictions on further transfer of such Common Stock, and (b) the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) effective upon written notice to the Company. The Company shall have the right to require any assignee to execute a counterpart of this Agreement.

         Section 11.2  Termination.  This Agreement shall terminate  forty-eight
                       ------------
(48) months after the commencement of the Commitment Period; provided, however, that the provisions of Articles VI, VIII, IX, X, XI, and XII shall survive the termination of this Agreement.

         Section 11.3 Entire Agreement,  Amendment.  This Agreement  constitutes
                      -----------------------------
the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto.

                                   ARTICLE XII
                            NOTICES; INDEMNIFICATION

         Section  12.1  Notices.  All  notices,  demands,  requests,   consents,
                        --------
approvals,  and other communications required or permitted hereunder shall be in

                                    10.5 - 22
writing and, unless otherwise specified herein,  shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.
The addresses for such communications shall be:

                  If to Staruni Corporation:

                  Staruni Corporation
                  1642 Westwood Boulevard
                  LosAngeles, California 90024
                  Telecopier:
                  Attention: Bruce Stuart

                  If to the Investor:

                  To the address and telecopier number set forth on Schedule A hereto.

                  With a copy to:

                  Novack Burnbaum Crystal LLP
                  300 East 42nd Street, 10th Floor
                  New York, New York  10017
                  Attention:  Edward H, Burnbaum, Esq.
                  Telecopier:  (212) 986-2907

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

         Section 12.2      Indemnification.
                           ----------------
                  (a) The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or is controlled by the Investor (the "Control Person") from and against any Damages, joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement in any event as such Damages are incurred.
                                    10.5 - 23

                  (b) The Investor agrees to indemnify and hold harmless the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the Control Persons from and against any Damages, joint or several, and any action in respect thereof to which the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Investor contained in this Agreement.

         Section 12.3 Method of Asserting Indemnification Claims. All claims for
                      -------------------------------------------
indemnification by any Indemnified Party (as defined below) under Section 12.2 will be asserted and resolved as follows:

                  (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 12.2 (an "Indemnified Party") might seek indemnity under Section 12.2 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any affiliate of the Company or (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 12.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 12.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                  (b) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 12.3(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief which affects the Indemnified Party, other than the payment of monetary damages

                                    10.5 - 24
or that provides for the payment of monetary damages as to which the Indemnified Party will not be indemnified in full pursuant to Section 12.2). The
Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause 1, file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause 1, and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 12.2 with respect to such Third Party Claim.

                  (c) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 12.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause 2, if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause 3 below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause 2 or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause 2, and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                                    10.5 - 25

                  (d) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 12.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.

                  (e) In the event any Indemnified Party should have a claim under Section 12.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 12.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.


                                  ARTICLE XIII
                                  MISCELLANEOUS

         Section  13.1 Fees and  Expenses.  Each of the Company and the Investor
                       -------------------
agrees to pay its own expenses incident to the performance of its obligations hereunder except that the Company shall pay the fees of the Investor's attorneys and the Escrow Agreement in connection with this transaction and the preparation of documents which shall be only and to the extent set forth in the Escrow Agreement. Any such fees shall be netted from the proceeds of any Put Purchase Price.

                                    10.5 - 26

         Section 13.2 Brokerage.  Each of the parties hereto  represents that it
                      ----------
has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission except for Capstone Partners. The Company shall pay the fees of Capstone Partners pursuant to a separately negotiated placement agreement

         Section  13.3  Publicity.  Except as required by  applicable  law,  the
                        ----------
Company shall not issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement without the prior consent of the Purchaser.

         Section 13.4  Counterparts.  This Agreement may be executed in multiple
                       -------------
counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

         Section 13.5 Entire Agreement.  This Agreement with the Exhibits hereto
                      -----------------
set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

         Section 13.6 Survival;  Severability. The representations,  warranties,
                      ------------------------
covenants and agreements of the parties hereto shall survive each Put Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

         Section 13.7 Title and Subtitles. The titles and subtitles used in this
                      --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         Section  13.8  Reporting  Entity for the Common  Stock.  The  reporting
                        ----------------------------------------
entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

              [THIS SPACE INTENTIONALLY LEFT BLANK]



                                    10.5 - 27

         IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                           STARUNI CORPORATION



                                           By:_____________________________
                                               Bruce Stuart

                                               BOAT BASIN INVESTORS LLC




                                                              By:






































                                    10.5 - 28

                                    EXHIBIT A
                                     FORM OF
                               PUT PURCHASE NOTICE

                  Reference is made to the Private Equity Line of Credit Agreement dated as of September __, 2000(the "Agreement") between Staruni Corporation, a corporation (the "Company") and Boat Basin Investors LLC. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement.

                  In accordance with and pursuant to Section 2.2 of the Agreement, the Company hereby issues this Put Purchase Notice to exercise a Put request for the Put Amount indicated below.

                  Investment Amount:
                                    -----------------------------
                  Valuation Period start date:
                                              -------------------
                  Valuation Period end date:
                                            ---------------------
                  Put Closing Date:
                                   ------------------------------
                  Floor Price:    $
                                  -------------------------------
Dated:
      ----------------------------
                                     STARUNI CORPORATION


                                     By:______________________________
                                     Name:
                                     Title:
                                     Address:
                                     Facsimile No.:
                                     Wire Instructions: __________________
                                     Contact Name:  __________________________


















                                    10.5 - 29

                                    EXHIBIT B
                         INSTRUCTIONS TO TRANSFER AGENT
                               STARUNI CORPORATION

                                                        ________________, 2000
[Name and address
of Transfer Agent]
Ladies & Gentlemen:

         Reference is made to that certain Private Equity Line of Credit Agreement (the "Agreement") by and among certain Investors (the "Investor") and Staruni Corporation. Pursuant and subject to the terms and conditions set forth in the Agreement the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor from time to time during the term of the Agreement shares (the "Shares") of Common Stock of the Company, $0.001 par value (the "Common Stock") and certain warrants (the "Warrants") which shall be exercisable into shares of Common Stock. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as "Warrant Shares." The Shares and Warrant Shares are collectively referred to herein as "Underlying Shares."

         This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent for the Company with respect to its Common Stock at such time) to issue Underlying Shares from time to time upon notice from the Company to issue such Underlying Shares. So long as you have previously received (w) a notice of effectiveness of the Company's outside counsel substantially in the form of Exhibit I attached hereto (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the registration statement covering resales of Underlying Shares) stating that a registration statement covering resales of Underlying Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Underlying Shares may be issued (or reissued if they have been issued at a time when there was not such an effective registration statement) or resold without any restrictive legend (the "Notice of Effectiveness"), (x) a copy of such registration statement, (y) an appropriate representation that the resale prospectus contained in the registration statement has been delivered in compliance with applicable rules and regulations and (z) with respect to the issuance of replacement Warrant Shares, the certificates representing the originally issued Warrant Shares have been returned to you as transfer agent, then certificates representing Underlying Shares shall not bear any legend restricting transfer of Underlying Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if you have not previously received a copy of the Notice of Effectiveness, such registration statement and such representation or you have received a subsequent notice by the Company or its counsel of the suspension or termination of the effectiveness of the registration statement or the imposition of a Blackout Period as set forth in the Section 6.8 of the Agreement, then certificates representing Underlying Shares shall bear the following legend:

                  THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE

                                    10.5 - 30

                  SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNITED VENTURES GROUP, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

provided, however, that the Company may, from time to time, notify you to place stop-transfer restrictions on the certificates for Underlying Shares in the event, but only in the event, a registration statement covering Underlying Shares is subject to amendment for events then current.

         Please be advised that the Investor has relied upon this instruction letter as an inducement to enter into the Agreement and, accordingly, the Investor, is a third party beneficiary to these instructions.

         Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any
questions concerning this matter, please contact me at                      .
                                                      ----------------------

                                              Very truly yours,
                                              STARUNI CORPORATION


                                              By:_____________________________

ACKNOWLEDGED AND AGREED:
[TRANSFER AGENT]


By:________________________________
   Name: ________________________
   Title: _________________________
   Tel.: ___________________________


















                                    10.5 - 31

                                                                       Exhibit I
                        [FORM OF NOTICE OF EFFECTIVENESS]
[Addressee]
[Address]
TO WHOM IT MAY CONCERN:

         We are counsel to Staruni Corporation, a corporation (the "Company"), and we have represented the Company in connection with that certain Private Equity Line of Credit Agreement (the "Agreement") between the Company and the Investor named therein, pursuant to which the Company agreed to issue shares (the "Shares") of its common stock (the "Common Stock") from time to time during the term of the Agreement and warrants to purchase shares of the Common Stock (the "Warrant Shares"). Pursuant to the Agreement, the Company agreed to register the Common Stock and the Warrant Shares.

         In connection with the foregoing, we have been advised that the Registration Statement on Form ____ (File No. 333-______________) of the Company (the "Registration Statement"), a copy of which is enclosed, was declared effective at ____________M., eastern time, on ____________, 2000. Upon issuance of the Underlying Shares referred to in the Company's instruction letter attached, and provided that you have received a copy of the representation pursuant to item (z) in the second paragraph of such instruction letter, you are authorized to issue certificates for the Company's Common Stock without restrictive legends. We have no knowledge as of the date hereof, after telephonic inquiry of a member of the Securities and Exchange Commission's staff that any stop order suspending the effectiveness of the Registration Statement has been issued or that any proceedings for that purpose are pending before, or threatened by, the Securities and Exchange Commission and, accordingly, the Underlying Shares are available for resale under the Securities Act of 1933, as amended in the manner specified in, and pursuant to the terms of the Registration Statement.


                                           Very truly yours,






















                                    10.5 - 32

                                    EXHIBIT C
                               OPINION OF COUNSEL

                  1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of . The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

                  2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Equity Line of Credit Agreement and to issue and sell the Common Stock, the Warrants and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"). The execution, delivery and performance of the Equity Line of Credit Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. The Equity Line of Credit Agreement has been duly executed and delivered, and the Common Stock and the Warrants have been duly executed, issued and delivered by the Company and the Equity Line of Credit
Agreement constitutes a legal, valid and binding obligations of the Company enforceable against the Company in accordance with its respective terms.

                  3. The Common Stock and the Warrants have been duly authorized and the Common Stock, when delivered against payment in full as provided in the Equity Line of Credit Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and reserved for issuance, and, when delivered upon exercise or against payment in full as provided in the Warrants, will be validly issued, fully paid and nonassessable.

                  4. The execution, delivery and performance of and compliance with the terms of the Equity Line of Credit Agreement and the consummation by the Company of the transactions contemplated thereby (i) do not violate any provision of the Company's certificate of incorporation or bylaws, (ii) to our knowledge, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

                  5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Equity

                                    10.5 - 33

Line of Credit Agreement, or the offer, sale or issuance of the Common Stock and the Warrants or the consummation of any other transaction contemplated by the Equity Line of Credit Agreement (other than any filings which may be required to be made by the Company with the Commission, or the OTC Bulletin Board or an Alternate Market subsequent to the Closing, and, any registration statement which may be filed pursuant to the Equity Line of Credit Agreement).

















































                                    10.5 - 34

                                   EXHIBIT D
                             COMPLIANCE CERTIFICATE
                              STARUNI CORPORATION

         The undersigned, _______________, hereby certifies, with respect to shares of common stock of Staruni Corporation (the "Company") issuable in connection with the Put Purchase Notice, dated (the "Notice"), delivered pursuant to Article II of the Private Equity Line of Credit Agreement, dated September __, 2000, by and among the Company and certain Investors (the "Agreement"), as follows:

         1. The undersigned is the duly elected [Chairman and Chief Executive Officer] of the Company.

         2. The  representations  and  warranties  of the  Company  set forth in
Article IV of the Agreement are true and correct in all material respects as though made on and as of the date hereof.

         3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Put Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in Article VI and Article VII of the Agreement.

         The undersigned has executed this Certificate this ____ day of ______, 2000.

                                            STARUNI CORPORATION



                                            By:_____________________________
                                               Name:
                                               Title:




















                                    10.5 - 35

                                    EXHIBIT E
                                 FORM OF WARRANT

















































                                    10.5 - 36

                                    EXHIBIT F
                                 FORM OF WARRANT






















































                                    10.5 - 37

                                    EXHIBIT E

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER.


                                  STARUNI CORP.

                          COMMON STOCK PURCHASE WARRANT

No.                                           Warrant to Purchase         Shares



         STARUNI CORP., a California corporation (the "Company"), hereby certifies that, for value received, _________________________________ or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time during the period commencing September , 2000 and ending September , 2004 (the "Exercise Period"), at the Purchase Price(as hereinafter defined), eight hundred thousand (800,000) shares of the fully paid and nonassessable shares of Common Stock of the Company. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant (this "Warrant"; such term to include any warrants issued in substitution therefor) is one of a series of warrants issued in connection with that certain Private Equity Line of Credit dated of even date herewith among the initial Holder hereof, the Company and certain other parties thereto.

         Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Agreement. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Agreement" refers to that certain Private Equity Line of Credit Agreement dated the date herewith among the initial Holder hereof, the Company and certain other parties hereto.

                  (b) The term "Company" shall include Staruni Corp. and any corporation that shall succeed or assume the obligations of such corporation hereunder.

                  (c) The term "Common Stock" includes (a) the Company's common stock, no par per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after


                                    10.6 - 1
         such date, the Holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

                  (e) The term "Purchase Price" means 120% of the Market Price; and the term "Market Price" shall have the meaning set forth in the Agreement and shall be calculated based upon the Market Price for the Put Shares which are issued to the Holder simultaneously with the issuance of these Warrants.

                  (f) The term "Registration Statement" means that Registration Statement defined in a certain Registration Rights Agreement ("Registration Rights Agreement") between the Company and the Holder of even date.
                  1.       Exercise of Warrant.
                  1.1.     Method of Exercise.

                  (a) This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "Notice of Exercise") in the form attached hereto as Exhibit A via facsimile to the Company specifying the Purchase Price
            ---------
         (the "Exercise Price"). This Warrant is a "cashless" Warrant, and upon exercise of the Warrant the Holder shall not be required to make cash payment to the Company for the shares of Common Stock issuable upon such exercise. Rather, upon exercise, the Holder shall be entitled to receive, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased, less the number of shares equivalent in value to the Purchase Price of the Warrants determined by applying the Market Price. The number of shares of Common Stock constituting the Purchase Price shall be set forth in the Notice of Exercise along with the net number of shares to be delivered to the Holder. The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment of the Exercise Price (the "Exercise Date").

                                    10.6 - 2

                  (b) Notwithstanding anything to the contrary set forth herein, upon exercise of all or a portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company. Rather, records showing the amount so exercised and the date of exercise shall be maintained on a ledger in the form of Annex B attached hereto (a copy of which shall be
                               -------
         delivered to the Company or transfer agent with each Notice of Exercise). It is specifically contemplated that the Company hereof shall act as the calculation agent for all exercises of this Warrant. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of shares of Common Stock represented by this Warrant will be the amount indicated on Annex B attached hereto (which may be less than
                                 -------
         the amount stated on the face hereof).

                  1.2. Regulation D Restrictions. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for resale of such securities unless such resale has been registered with the Commission or an applicable exemption is available therefor. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act.

         2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment of Purchase Price In Certain Events. The Purchase Price to be paid by the Holder upon exercise of this Warrant, and the consideration to be received upon exercise of this Warrant, shall be adjusted in case at any time or from time to time for Capital Reorganizations as provided in the Agreement as if such provisions were specifically set forth herein.

         4. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of

                                    10.6 - 3
the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

         5.       Notices of Record Date. In the event of

                           (a) any  taking  by the  Company  of a record  of the
                  Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) any capital  reorganization  of the Company,  any
                  reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                           (c) any   voluntary   or   involuntary   dissolution,
liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

         6. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

         7. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer

                                    10.6 - 4
set forth in the legend on the face of this Warrant, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         10. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees: (a) title to this Warrant may be transferred by endorsement and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

                           (b) any person in possession of this Warrant properly
                  endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

                           (c) until this Warrant is transferred on the books of
                  the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

                           (d) notwithstanding  the foregoing,  this Warrant may
                  not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

         11. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of the Registration Rights Agreement.


                                    10.6 - 5

         12. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

         13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.




                            [Signature Page Follows]


































                                    10.6 - 6

DATED as of September _____, 2000.

                                            STARUNI CORP.

                                            By:
                                            Name:
                                            Title:

[Corporate Seal]

Attest:

By:
      Secretary










































                                    10.6 - 7

                                    EXHIBIT A
                    FORM OF NOTICE OF EXERCISE - WARRANT
                    ------------------------------------
     (To be executed only upon exercise of the Warrant in whole or in part)

To:      STARUNI CORP.

         The undersigned registered Holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ____________(1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, _________________________ whose address is _______________________.
         The Exercise Price for the shares of Common Stock issued on account of this exercise of Warrant shall be in the amount of $________.
         The number of shares to be issued hereunder less shares equivalent to the Exercise Price, as determined in this Warrant, is______________________ .


Dated:  ____________________
                                     (Name must conform to name of Holder as
                                      specified on the face of the Warrant)
                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------
                                     Address of Holder:
                                                       ---------------------

                                                       ---------------------

                                                       ---------------------
Date of exercise:
                 ---------------------
C:\Edgarizing\New\staruniwarrantf\starnuiwarrantexE.wpd
-----------------------
(1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the holder surrendering the same.










                                    10.6 - 8

                                    EXHIBIT F

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER.


                                  STARUNI CORP.

                          COMMON STOCK PURCHASE WARRANT

No.                                         Warrant to Purchase 1,000,000 Shares



         STARUNI CORP., a California corporation (the "Company"), hereby certifies that, for value received, _________________________________ or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time during the period commencing (i) September , 2000 and ending September , 2003, at the Purchase Price(as hereinafter defined), eight hundred thousand (800,000) shares of the fully paid and nonassessable shares of Common Stock of the Company and (ii) the earlier of
(x) February 16, 2001 or (y) the date the Registration Statement (as hereinafter defined) becomes effective two hundred thousand (200,000) shares of the fully paid and nonassessable shares of Common Stock of the Company. The time periods for the exercise of Warrants set forth in (i) and (ii) above shall be the "Exercise Period".The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant (this "Warrant";  such term to include any warrants issued
in  substitution  therefor)  is  one  of  a series of         warrants issued in
connection with that certain Private Equity Line of Credit dated of even date herewith among the initial Holder hereof, the Company and certain other parties thereto.

         Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Agreement. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Agreement" refers to that certain Private Equity Line of Credit Agreement dated the date herewith among the initial Holder hereof, the Company and certain other parties hereto.

                  (b) The term "Company" shall include Staruni Corp. and any corporation that shall succeed or assume the obligations of such corporation hereunder.

                                    10.6? - 1

                  (c) The term "Common Stock" includes (a) the Company's common stock, no par per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the Holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

                  (e) The term "Purchase Price" means 75% of the Market Price; and the term "Market Price" shall mean the lowest closing bid price of a share of Common Stock as reported on the Principal Market as reported by the National Association of Securities Dealers Electronic Bulletin Board ("OTC Bulletin Board") for the 30 days immediately preceding the date of receipt by the Company of Notice of Exercise (as hereinafter defined). If on any date that a Notice of Exercise is given the Common Stock is not listed or traded on the OTC Bulletin Board, the Market Price shall be determined by reference to the Nasdaq Stock Market or the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotations Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder of this Warrant.

                  (f) The term "Registration Statement" means that Registration Statement defined in a certain Registration Rights Agreement ("Registration Rights Agreement") between the Company and the Holder of even date.
                  1.  Exercise of Warrant.
                  1.1.Method of Exercise.

                  (a) This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "Notice of Exercise") in the form attached hereto as Exhibit A via facsimile to the Company specifying the Purchase Price

                                    10.6? - 2

         (the "Exercise Price"). This Warrant is a "cashless" Warrant, and upon exercise of the Warrant the Holder shall not be required to make cash payment to the Company for the shares of Common Stock issuable upon such exercise. Rather, upon exercise, the Holder shall be entitled to receive, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased, less the number of shares equivalent in value to the Purchase Price of the Warrants determined by applying the Market Price. The number of shares of Common Stock constituting the Purchase Price shall be set forth in the Notice of Exercise along with the net number of shares to be delivered to the Holder. The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment of the Exercise Price (the "Exercise Date").

                  (b) Notwithstanding anything to the contrary set forth herein, upon exercise of all or a portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company. Rather, records showing the amount so exercised and the date of exercise shall be maintained on a ledger in the form of Annex B attached hereto (a copy of which shall be delivered to the Company or transfer agent with each Notice of Exercise). It is specifically contemplated that the Company hereof shall act as the calculation agent for all exercises of this Warrant. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of shares of Common Stock represented by this Warrant will be the amount indicated on Annex B attached hereto (which may be less than the amount stated on the face hereof).

                  1.2. Regulation D Restrictions. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for resale of such securities unless such resale has been registered with the Commission or an applicable exemption is available therefor. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act. 2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the

                                    10.6? - 3
         then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment of Purchase Price In Certain Events. The Purchase Price to be paid by the Holder upon exercise of this Warrant, and the consideration to be received upon exercise of this Warrant, shall be adjusted in case at any time or from time to time for Capital Reorganizations as provided in the Agreement as if such provisions were specifically set forth herein.

         4. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

         5.       Notices of Record Date. In the event of

                           (a) any  taking  by the  Company  of a record  of the
                  Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) any capital  reorganization  of the Company,  any
                  reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                           (c) any   voluntary   or   involuntary   dissolution,
                  liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification,

                                    10.6? - 4
                  recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

         6. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

         7. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer set forth in the legend on the face of this Warrant, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         10. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:
                           (a) title  to  this  Warrant  may be  transferred  by
                  endorsement and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

                           (b) any person in possession of this Warrant properly
                  endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in

                                    10.6? - 5
                  favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

                           (c) until this Warrant is transferred on the books of
                  the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

                           (d) notwithstanding  the foregoing,  this Warrant may
                  not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

         11. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of the Registration Rights Agreement.

         12. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

         13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.




                            [Signature Page Follows]
















                                    10.6? - 6

DATED as of September _____, 2000.

                                            STARUNI CORP.

                                            By:
                                               ----------------------------
                                            Name:
                                                 --------------------------
                                            Title:
                                                  -------------------------

[Corporate Seal]

Attest:

By:
   ----------------------------
      Secretary





































                                    10.6? - 7

                                    EXHIBIT A
                    FORM OF NOTICE OF EXERCISE - WARRANT
                    ------------------------------------
     (To be executed only upon exercise of the Warrant in whole or in part)

To:      STARUNI CORP.
         The undersigned registered Holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ____________(1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, _________________________ whose address is ____________________________________.

         The Exercise Price for the shares of Common Stock issued on account of this exercise of Warrant shall be in the amount of $________.

         The number of shares to be issued hereunder less shares equivalent to the Exercise Price, as determined in this Warrant, is______________________ .


Dated:  ____________________        -------------------------------------
                                   (Name must conform to name of Holder as
                                     specified on the face of the Warrant)
                                    By:
                                       ------------------------------------
                                    Name:
                                         ------------------------------
                                    Title:
                                          -----------------------------
                                    Address of Holder:
                                                       --------------------

                                                       --------------------

                                                       --------------------
Date of exercise:

C:\Edgarizing\New\staruniwarrantf\Staruni warrantexF.wpd
-------------------------
(1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the holder surrendering the same.











                                    10.6? - 8

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT, DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER.


                                  STARUNI CORP.

                          COMMON STOCK PURCHASE WARRANT

No. B-001                                   Warrant to Purchase 1,000,000 Shares



         STARUNI CORP., a California corporation (the "Company"), hereby certifies that, for value received, Boat Basin Investors LLC or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time during the period commencing (i) September 28, 2000 and ending September 28, 2003, at the Purchase Price (as hereinafter defined), eight hundred thousand (800,000) shares of the fully paid and nonassessable shares of Common Stock of the Company and (ii) on the earlier of
(x) February 16, 2001 or (y) the date the Registration Statement (as hereinafter defined) becomes effective two hundred thousand (200,000) shares of the fully paid and nonassessable shares of Common Stock of the Company. The time periods for the exercise of Warrants set forth in (i) and (ii) above shall be the "Exercise Period".The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant (this "Warrant"; such term to include any warrants issued in substitution therefor) is one of a series of warrants issued in connection with that certain Private Equity Line of Credit dated of even date herewith among the initial Holder hereof, the Company and certain other parties thereto.

         Capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Agreement. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Agreement" refers to that certain Private Equity Line of Credit Agreement dated the date herewith among the initial Holder hereof, the Company and certain other parties hereto.

                  (b) The term "Company" shall include Staruni Corp. and any corporation that shall succeed or assume the obligations of such corporation hereunder.


                                    10.7 - 1

                  (c) The term "Common Stock" includes (a) the Company's common stock, no par per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the Holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

                  (e) The term "Purchase Price" means 75% of the Market Price; and the term "Market Price" shall mean the lowest closing bid price of a share of Common Stock as reported on the Principal Market as reported by the National Association of Securities Dealers Electronic Bulletin Board ("OTC Bulletin Board") for the 30 days immediately preceding the date of receipt by the Company of Notice of Exercise (as hereinafter defined). If on any date that a Notice of Exercise is given the Common Stock is not listed or traded on the OTC Bulletin Board, the Market Price shall be determined by reference to the Nasdaq Stock Market or the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, L.P., or the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotations Bureau, Inc. If the closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the closing bid price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder of this Warrant.

                  (f) The term "Registration Statement" means that Registration Statement defined in a certain Registration Rights Agreement ("Registration Rights Agreement") between the Company and the Holder of even date.

                  1.       Exercise of Warrant.

                  1.1.     Method of Exercise.

                  (a) This Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period by the Holder hereof by

                                    10.7 - 2
         delivery of a notice of exercise (a "Notice of Exercise") in the form attached hereto as Exhibit A via facsimile to the Company specifying the Purchase Price (the "Exercise Price"). This Warrant is a "cashless" Warrant, and upon exercise of the Warrant the Holder shall not be required to make cash payment to the Company for the shares of Common Stock issuable upon such exercise. Rather, upon exercise, the Holder shall be entitled to receive, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of shares of Common Stock so purchased, less the number of shares equivalent in value to the Purchase Price of the Warrants determined by applying the Market Price. The number of shares of Common Stock constituting the Purchase Price shall be set forth in the Notice of Exercise along with the net number of shares to be delivered to the Holder. The shares of Common Stock so purchased shall be deemed to be issued as of the close of business on the date on which the Company shall have received from the Holder payment of the Exercise Price (the "Exercise Date").

                  (b) Notwithstanding anything to the contrary set forth herein, upon exercise of all or a portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company. Rather, records showing the amount so exercised and the date of exercise shall be maintained on a ledger in the form of Annex B attached hereto (a copy of which shall be delivered to the Company or transfer agent with each Notice of Exercise). It is specifically contemplated that the Company hereof shall act as the calculation agent for all exercises of this Warrant. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of shares of Common Stock represented by this Warrant will be the amount indicated on Annex B attached hereto (which may be less than the amount stated on the face hereof).

                  1.2. Regulation D Restrictions. The Holder hereof represents and warrants to the Company that it has acquired this Warrant and anticipates acquiring the shares of Common Stock issuable upon exercise of the Warrant solely for its own account for investment purposes and not with a view to or for resale of such securities unless such resale has been registered with the Commission or an applicable exemption is available therefor. At the time this Warrant is exercised, the Company may require the Holder to state in the Notice of Exercise such representations concerning the Holder as are necessary or appropriate to assure compliance by the Holder with the Securities Act.

         2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, the Company at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and

                                    10.7 - 3
nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment of Purchase Price In Certain Events. The Purchase Price to be paid by the Holder upon exercise of this Warrant, and the consideration to be received upon exercise of this Warrant, shall be adjusted in case at any time or from time to time for Capital Reorganizations as provided in the Agreement as if such provisions were specifically set forth herein.

         4. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

         5.       Notices of Record Date. In the event of

                           (a) any  taking  by the  Company  of a record  of the
                  Holders of any class or securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (b) any capital  reorganization  of the Company,  any
                  reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                           (c) any   voluntary   or   involuntary   dissolution,
                  liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and

                                    10.7 - 4
                  character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

         6. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

         7. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer set forth in the legend on the face of this Warrant, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         10. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:
                           (a) title  to  this  Warrant  may be  transferred  by
                  endorsement and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

                           (b) any person in possession of this Warrant properly
                  endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser

                                    10.7 - 5
                  hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby;

                           (c) until this Warrant is transferred on the books of
                  the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

                           (d) notwithstanding  the foregoing,  this Warrant may
                  not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

         11. Registration Rights. The Company is obligated to register the shares of Common Stock issuable upon exercise of this Warrant in accordance with the terms of the Registration Rights Agreement.

         12. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

         13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.




                            [Signature Page Follows]














                                    10.7 - 6

DATED as of September 28, 2000.

                                            STARUNI CORP.

                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

[Corporate Seal]

Attest:

By:
   -----------------------
      Secretary




































                                    10.7 - 7

                                    EXHIBIT A
                      FORM OF NOTICE OF EXERCISE - WARRANT
                      ------------------------------------
     (To be executed only upon exercise of the Warrant in whole or in part)

To:      STARUNI CORP.

         The undersigned registered Holder of the accompanying Warrant hereby exercises such Warrant or portion thereof for, and purchases thereunder, ____________(1) shares of Common Stock (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such shares of Common Stock be issued in the name of, and delivered to, _________________________ whose address is ____________________________________.

         The Exercise Price for the shares of Common Stock issued on account of this exercise of Warrant shall be in the amount of $________.

         The number of shares to be issued hereunder less shares equivalent to the Exercise Price, as determined in this Warrant, is_______________ .



Dated:  ____________________
                                 (Name must conform to name of Holder as
                                  specified on the face of the Warrant)
                                  By:
                                     -----------------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                       --------------------------------
                                  Address of Holder:
                                                     -------------------------

                                                     -------------------------

                                                     -------------------------

Date of exercise:



C:\Edgarizing\New\staruniwarrantf\staruniwarrantf.final.wpd




-------------------
(1) Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the holder surrendering the same.
                                    10.7 - 8

                                ESCROW AGREEMENT
                                ----------------
         ESCROW  AGREEMENT (the "Escrow  Agreement")  made as of the 28th day of
                                 -----------------
September, 2000, by and among Staruni Corporation, a California corporation, with offices at 1642 Westwood Bouelvard, Los Angeles, California 90024 (the "Company"), Boat Basin Investors LLC, a limited liability company organized
 -------
under the laws of Nevis (the  "Investor"),  and Novack Burnbaum Crystal LLP with
                               --------
offices at 300 East 42nd Street, New York, New York 10017, as escrow agent (the "Escrow Agent").
 ------------
                              W I T N E S S E T H:
                              --------------------
         WHEREAS, the Company desires to raise capital in order to finance the growth of its business operations and for other general corporate purposes;

         WHEREAS, the Investor will from time to time as requested by the Company, purchase shares of the Company's common stock, no par value per share (the "Common Stock"), from the Company and will be issued Put Warrants in conjunction with the purchase of such shares of Common Stock as set forth in that certain Private Equity Line of Credit Agreement (the "Purchase Agreement") dated the date hereof between the Investor and the Company, which shares will be issued pursuant to the terms and conditions contained in the Purchase Agreement and herein; and

         WHEREAS, pursuant to the Purchase Agreement, the Company and the Investor have requested that the Escrow Agent receive from the Company, hold in escrow and ultimately deliver, as applicable, the Put Warrants, and have further requested that upon each Put, the Escrow Agent receive, hold, and ultimately deliver, the relevant number of Put Shares.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowl-edged, the parties to this Escrow Agreement hereby agree as follows:

                      1.   Defined  Terms.   Capitalized   terms  used  and  not
                           --------------
otherwise defined herein shall have the meanings respectively assigned to them in the Purchase Agreement.

                      2.   (a)      Escrow of Put Warrants.  On or prior to each
                                    ----------------------
Put Closing Date, the Company shall issue and deliver or cause to be delivered to the Escrow Agent such number of Put Warrants as required by the Purchase Agreement The Escrow Agent shall hold the Put Warrants and shall deliver them or redeliver them to the Investor or to the Company, as applicable, only in accordance with the terms and conditions of this Escrow Agreement.

                           (b)      Escrow of Put Shares.  Each time the Company
                                    --------------------
issues a Put Purchase Notice to the Investor pursuant to Section 2.2 of the Purchase Agreement, the Company shall issue and deliver or cause to be delivered

                                    10.8 - 1
to the Escrow Agent a copy of such Put Purchase Notice and that number of shares of Common Stock (the "Put Shares" and together with the Warrant Shares, the
                       -----------
"Shares")  that would  cause the number of shares of Common  Stock in the Escrow
 ------
Account as defined in Section 3 hereto) to be equal to the maximum number of shares of Common Stock the Investor may purchase pursuant to such Put Purchase Notice. The Escrow Agent shall hold the Put Shares and shall deliver or redeliver them to the Investor or the Company, as applicable, only in accordance with the terms and conditions of this Escrow Agreement.

                      3.  Holding of Shares.  The  Escrow  Agent  shall hold the
                          -----------------
Shares  in  a  segregated  escrow account (the "Escrow Account") in a securities
                                                --------------
brokerage firm where it normally holds such Shares or shall hold the Shares in certificated form, in the discretion of the Escrow Agent, and shall hold the Put Warrants in escrow.

                      4.   Release of Shares.
                           -----------------
                      (a) Upon the receipt of (i) a notice from the Investor (the "Investor's Notice") on or prior to the Put Closing Date stipulating the
       ------------------
number of shares of Common Stock it is purchasing on such date pursuant to a Put Purchase Notice and Section 2.2 of the Purchase Agreement, and (ii) evidence of payment to the Company of the full purchase price for such shares of Common Stock being purchased, the Escrow Agent shall release from the Escrow Account and transfer to the Investor that number of shares of Common Stock stipulated in the Investor's Notice (the "Draw Down Transfer") and the Put Warrants. The Draw
                            ------------------
Down Transfer shall be made to the Investor through DTC. This Escrow Agreement shall serve as irrevocable authorization and direction to make Draw Down Transfer(s) to the Investor pursuant to this Section 4(b).

                      (b) Except as provided in Sections 4(a) and 4(b), the Escrow Agent shall release the Shares upon receipt, at any time, of joint written instructions from the Company and the Investor directing the manner in which the return or other distribution of the Shares is to be made.

                      (c)  This  Escrow   Agreement  shall  terminate  upon  the
expiration of the Commitment Period and upon such expiration the Escrow Agent shall return all Shares in the Escrow Account to the Company.

                      5.   Further  Assurances.  The  Company  and the  Investor
                           -------------------
agree to do such further acts and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent, from time to time, may reasonably request in connection with the administration, maintenance, enforcement or adjudication of this Escrow Agreement in order (a) to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law, (b) to better enable the Escrow Agent to exercise any such right, power, privilege, rem-edy or interest, or (c) to otherwise effectuate the purpose and the terms and provisions of this Escrow Agreement, each in such form and substance as may be reasonably acceptable to the Escrow Agent.

                                    10.8 - 2

                      6.   Conflicting Demands. If conflicting or adverse claims
                           -------------------
or demands are made or notices served upon the Escrow Agent with respect to the escrow provided for herein, the Company and the Investor agree that the Escrow Agent shall refuse to comply with any such claim or demand and withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, costs, expenses or interest to any or any other person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until such conflicting claims or demands shall have been finally determined by a court or arbitrator of competent jurisdiction or shall have been settled by agreement of the parties to such controversy, in which case the Escrow Agent shall be notified thereof in a notice signed by such parties. The Escrow Agent may also elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court all Shares held hereunder pursuant to this Escrow Agreement; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Escrow Agreement.

                      7.   Disputes. Each of the parties hereto hereby covenants
                           --------
and agrees that the Federal or state courts located in the County of New York, State of New York shall have jurisdiction over any dispute with the Escrow Agent or relating to this Escrow Agreement.

                      8.   Reliance on Documents  and Experts.  The Escrow Agent
                           ----------------------------------
shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which to the extent permitted hereunder may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including itself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent and mutually acceptable to each of the Company and the Investor. If the Shares are evidenced by stock certificates, the Escrow Agent shall not be responsible to review the stock certificates representing the Shares other than to confirm that it has been signed.

                      9.   Status of the Escrow Agent,  Etc. The Escrow Agent is
                           --------------------------------
acting under this Escrow Agreement as a stakeholder only. No term or provision of this Escrow Agreement is intended to create, nor shall any such term or provision be deemed to have created, any joint venture, partnership or attorney-client relationship between or among the Escrow Agent and the Company or the Investor. This Escrow Agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's representation of the Investor, who may be advised by the Escrow Agent on any and all matters pertaining to this Escrow Agreement. To the extent the Investor has been represented by the Escrow Agent, the Investor hereby waives any conflict of interest and irrevocably authorizes and directs the Escrow Agent to carry out the terms and provisions of this Escrow Agreement fairly as to all parties, without regard to any such representation and irrespective of the impact upon such Investor. The Escrow

                                    10.8 - 3

Agent's only duties are those expressly set forth in this Escrow Agreement, and each of the Company and the Investor authorizes the Escrow Agent to perform those duties in accordance with its usual practices in holding property of its own or those of other escrows. The Escrow Agent may exercise or other-wise enforce any of its rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law or perform any of its duties under this Escrow Agreement by or through its partners, employees, attorneys, agents or designees.

                      10.  Exculpation.  The Escrow Agent and its designees, and
                           -----------
their respective partners, employees, attorneys and agents, shall not incur any liability whatsoever for the disposition of the Shares or the taking of any other action in accordance with the terms and provisions of this Escrow Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Escrow Agreement), or for any act or omission of any other person selected with reasonable care and engaged by the Escrow Agent in connection with this Escrow Agreement (other than for such Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental author-ity having jurisdiction); and each of the Company and the Investor hereby waives any and all claims and actions whatsoever against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) for other acts and omissions arising out of or related directly or indirectly to this Escrow Agreement or the Shares; and each of the Company and the Investor hereby expressly waives any and all claims and actions (other than the Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

                      11.  Indemnification.  The Escrow Agent and its designees,
                           ---------------
and their respective partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended, by the Company from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Escrow Agreement or the Shares, except such as are occasioned by the indemnified person's own acts and omissions

                                    10.8 - 4
breaching a duty owed to the claimant under this Escrow Agreement and amounting to willful misconduct or gross negligence as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

                      12.  Notices.  Any  notice,   request,   demand  or  other
                           -------
communication permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) on the first business day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid; (b) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually delivered to the addressee.

If to the Company:

Staruni Corporation
1642 Westwood Boulevard
Los Angeles, California 90024
Attention: Bruce Stuart
Facsimile No.:  (310)

If to the Investor:
At the address of such Investor set forth on Schedule A to this Escrow Agreement

If to the Escrow Agent:

Novack Burnbaum Crystal LLP
300 East 42nd Street, 10th Floor
New York, New York  10017
Attention:  Edward H. Burnbaum, Esq.
Telecopier:  (212) 986-2907

                      13.  Section  and Other  Headings.  The  section and other
                           ----------------------------
headings contained in this Escrow Agreement are for convenience only, shall not be deemed a part of this Escrow Agreement and shall not affect the meaning or interpretation of this Escrow Agreement.

                      14.  Governing  Law.  This  Escrow   Agreement   shall  be
                           --------------
governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any controversy or claim arising out of or related to this Agreement and the Warrants or the breach thereof, shall be settled by binding arbitration in New York City, New York in accordance with the rules of the Judicial Arbitration & Mediation Services' Eastern Regional Office located in New York City, New York ("JAMS"). A proceeding shall be commenced upon written demand by Company or the Investor to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount

                                    10.8 - 5
alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by JAMS, and if they are unable to agree within ten (10) days, JAMS shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of parties' respective positions in the issues in dispute. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. Nothing in this section 14 shall preclude the parties from seeking extraordinary relief in the event that a claim of irreparable harm arises, provided however, that such application shall be made in the United States District Court for the Southern District of New York, or in the Supreme Court of the State of New York, New York County. In the event that any provision of this Escrow Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                      15.  Counterparts.  This Escrow  Agreement may be executed
                           ------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same agreement.

                      16.  Resignation of Escrow Agent. The Escrow Agent may, at
                           ---------------------------
any time, at its option, elect to resign its duties as Escrow Agent under this Escrow Agreement by providing notice thereof to each of the Company and the Investor. In such event, the Escrow Agent shall transfer the Shares to a successor independent escrow agent to be appointed by (a) the Company and the Investor within thirty (30) days following the receipt of notice of resignation from the Escrow Agent, or (b) the Escrow Agent if the Company and the Investor shall have not agreed on a successor escrow agent within the aforesaid 30-day period, upon which appointment and delivery of the Shares, the Escrow Agent shall be released of and from all lia-bility under this Escrow Agreement.

                      17.  Successors and Assigns; Assignment.  Whenever in this
                           ----------------------------------
Escrow Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of each of the Company and the Investor in this Escrow Agreement shall inure to the benefit of any successor escrow agent hereunder; provided, however, that nothing herein shall be deemed to authorize or permit the Company or the Investor to assign any of its rights or obligations hereunder to any other person (whether or not an affiliate of the Company or the Investor) without the written consent of each of the other parties nor to authorize or permit the Escrow Agent to assign any of its duties or obligations hereunder except as provided in Section 17 hereof.

                                    10.8 - 6

                      18.  No   Third   Party   Rights.   The   representations,
                           ---------------------------
warranties and other terms and provisions of this Escrow Agreement are for the exclusive benefit of the parties hereto, and no other per-son, including the creditors of the Company or the Investor, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

                      19.  No Waiver  by  Action,  Etc.  Any  waiver or  consent
                           ---------------------------
respecting any representation, warranty, covenant or other term or provision of this Escrow Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, war-ranty, covenant or other term or provision of this Escrow Agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such term or provision. No notice to or demand on either the Company or the Investor in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of the parties under this Escrow Agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or interest of the parties under this Escrow Agreement or applicable law.

                      20.  Modification,   Amendment,   Etc.   Each  and   every
                           --------------------------------
modification and amendment of this Escrow Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any covenant, representation, warranty or other provision of this Escrow Agreement shall be in writing and signed by the party granting such waiver or consent.

                      21.  Entire Agreement.  This Escrow Agreement contains the
                           ----------------
entire agreement of the parties with respect to the matters contained herein and supersedes all prior representations, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.

                      22.  Fees. The Escrow Agent shall receive as its fee 2% of
                           ----
each gross Investment Amount as set forth in each Put Purchase Notice which shall be deducted by the Investor from the Put Proceeds paid to the Company by the Investor and paid directly to the Escrow Agent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]







                                    10.8 - 7

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the date first written above.

                          STARUNI CORPORATION


                          By:_________________________________
                             Name: Bruce Stuart
                             Title:   Chief Executive Officer

                          NOVACK BURNBAUM CRYSTAL LLP


                          By:_________________________________
                             Name: Edward H. Burnbaum, Esq.
                             Title:   Partner


                          BOAT BASIN INVESTORS LLC



                          By:
                             ---------------------------------
                             Name:
                             Title:




























                                    10.8 - 8

                            PLACEMENT AGENT AGREEMENT

        THIS AGREEMENT ("Agreement") is made as of the ___ day of October, 2000, by and between Staruni Corporation, a corporation organized under the laws of the state of California("Company"), and Capstone Partners, L.C., a Utah limited liability company, with its principal office location at 3475 Lenox Road, Suite 400, Atlanta, Georgia 30326 (the "Agent").

                                    RECITALS:

        WHEREAS, the Company proposes to issue and sell shares of its Common Stock, which are accompanied by a warrant or warrants to purchase a number of shares of Common Stock of the Company (together the "Securities") resulting in gross proceeds to the Company of a maximum of Two Million Dollars ($2,000,000), excluding Warrants, in an offering (the "Offering") not involving a public offering under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption from the registration requirements of the Act under Regulation D promulgated under the Act ("Regulation D"), as described below; and

        WHEREAS, the Agent has offered to assist the Company in placing the Securities on a "best efforts" basis with respect to sales of Securities thereafter up to the Maximum Proceeds (as defined below), and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth.

                                     TERMS:

        NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

1. ENGAGEMENT OF AGENT. The Company on the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, hereby appoints the Agent as its exclusive placement agent for this Offering, to sell, on a "best efforts basis," a minimum dollar amount of Securities resulting in gross proceeds to the Company of a maximum dollar amount of Securities, excluding Warrants, resulting in gross proceeds to the Company of Two Million Dollars ($2,000,000) (the "Maximum Proceeds"). The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Securities. This appointment shall be irrevocable for the period commencing on the date of the executed Letter of Agreement, being August 22, 2000, and ending on the earlier of (i) the date that the Company receives the Investment Amount as defined in Section 1.16 of the Private Equity Line of Credit Agreement (the "Equity Line Agreement") hereinafter to be entered into by the Company and the investor named in the Equity Line Agreement (the "Investor"), (ii) on February 1, 2000, if the Initial Put Closing Date has not occurred by such date, which period may be extended by the consent of the Company and the Agent (the "Offering Period"), or (iii) June 30, 2001.



Capstone Partners, L.C.            10.9 - 1
Copywrite 2000

2.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

        2.1 Offering Documents. The Company (with the assistance of the Agent and Investor) has prepared the Equity Line Agreement, with certain exhibits thereto, which documents have been or will be delivered to one or more proposed Investors. In addition, all proposed Investors will have received or will receive prior to closing, copies of the Company's Annual Report on Form 10-KS for the year ended September 30, 19991999, and the Company's quarterly reports on Form 10-QSB for the quarters ended December 31, 1999, March 31, and June 30, 2000 ("SEC Documents"). The SEC Documents were prepared in conformity with the requirements (to the extent applicable) of the Securities Exchange Act of 1934, as amended, (the "'34 Act") and the rules and regulations ("Rules and Regulations") of the Commission promulgated thereunder. As used in this Agreement, the term "Offering Documents" refer to and mean the SEC Documents, the Equity Line Agreement and all amendments, exhibits and supplements thereto, together with any other documents which are provided to the Agent by, or approved for Agent's use by, the Company for the purpose of this Offering.

        2.2 Provision of Offering Documents. The Company shall deliver to the Agent, without charge, as many copies of the Offering Documents as the Agent may reasonably require for the purposes contemplated by this Agreement. The Company authorizes the Agent, in connection with the Offering of the Securities, to use the Offering Documents as from time to time amended or supplemented in connection with the offering and sale of the Securities and in accordance with the applicable provisions of the Act and Regulation D.

        2.3 Accuracy of Offering Documents. The Offering Documents, at the time of delivery to Investors for the Securities, conformed in all material respects with the requirements, to the extent applicable, of the '34 Act and the applicable Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. On the Closing Date (as hereinafter defined), the Offering Documents will contain all statements that are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering Documents will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        2.4 Duty to Amend. If during such period of time as in the reasonable opinion of the Agent, or its counsel, an Offering Document relating to this financing is required to be delivered under the Act, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances



Capstone Partners, L.C.             10.9 - 2
Copywrite 2000
under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the Act or the applicable Rules and Regulations, the Company shall forthwith notify the Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and deliver to the Agent and to others, whose names and addresses are designated by the Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement (or of the amended or supplemented Offering Documents) which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering Documents, not misleading in the light of the circumstances when delivered to a purchaser or prospective purchaser, and which will comply in all respects with the requirements (to the extent applicable) of the '34 Act and the applicable Rules Regulations.

        2.5 Corporation Condition. The Company's condition is as described in its Offering Documents, except for continuing losses and changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of the Closing Date.

        2.6 No Material Adverse Change. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to the Closing Date, taken as a whole, there has not been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business.

        2.7 No Defaults. Except as disclosed in the Offering Documents or in writing to the Agent, the Company is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material debenture, note or other evidence of indebtedness or any material indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the Blue Sky or securities laws of any state or jurisdiction.

        2.8 Incorporation and Standing. The Company is, and at the Closing Date will be, duly formed and validly existing in good standing as a corporation under the laws of the State of California and with full power and authority (corporate and other) to own its properties and conduct its business, present

Capstone Partners, L.C.             10.9 - 3
Copywrite 2000
and proposed, as described in the Offering Documents; the Company, has full power and authority to enter into and to perform this Agreement, and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

        2.9 Legality of Outstanding Securities. Prior to the Closing Date, the outstanding securities of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable, and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

        2.10 Legality of Securities. The Securities when sold and delivered in accordance with the Offering Documents, and the Agent Securities (as defined in Section 3.4 below) when issued and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and the Securities and Agent Securities shall be duly and validly issued and outstanding, fully paid and non-assessable. The Common Stock into which any Securities are exercisable and the Common Stock into which any of Agent's Securities are exercisable, when issued upon exercise of any Securities or upon exercise of any of Agent's Securities, as applicable, shall be duly and validly issued and outstanding, fully paid and non-assessable.

        2.11 Litigation. Except as set forth in the Offering Documents, there is now, and at the Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

        2.12 Finders. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which the Agent may be responsible, and the Company will indemnify the Agent from any liability for such fees (including the payment of attorney's fees incurred by Agent due to any claim by any such finder or originator) by any party who, in the reasonable opinion of Agent's counsel, has a legitimate claim for such compensation from the Company and for which person the Agent is not legally responsible. In the event of such claim, Agent shall properly notify Company thereof and the Company may, at its option and at its sole cost and expense, take over the defense of such a claim with counsel of its choice, reasonably satisfactory to Agent. Agent shall not settle any such claims or litigation arising hereunder without the prior written consent of the Company, which shall not be unreasonably withheld.

        2.13 Tax Returns. The Company has filed all federal and state and local tax returns which are required to be filed, and has paid all material taxes shown on such returns and on all assessments received by it to the extent such taxes have become due (except for taxes the amount of which the Company is contesting in good faith). All taxes with respect to which the Company is obligated have been paid, or adequate accruals have been set up to cover any such unpaid taxes.


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


        2.14 Authority. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws, by principles governing enforcement of equitable remedies and, with respect to indemnification against liabilities under the Act, matters of public policy.

        2.15 Actions by the  Company.  The Company will not take any action that
will  impair  the  effectiveness  of  the  transactions   contemplated  by  this
Agreement.

3.      ISSUE, SALE AND DELIVERY OF THE SECURITIES.

        3.1 Deliveries of Securities. Certificates in such form that, subject to applicable transfer restrictions as described in the Equity Line Agreement, (issued in such denominations and in such names as the Agent may direct the Company to issue) for the Securities, and the Agent Securities (described in
Section 3.4 below), shall be delivered by the Company to the Escrow Agent, with copies made available to the Agent for checking at least one (1) full business day prior to the Closing Date, it being understood that the directions from the Agent to the Company shall be given at least two (2) full business days prior to the Closing Date. The certificates for the Securities and the Agent Securities shall be delivered at the Initial Put Closing Date and at each subsequent Put Closing (as defined in the Equity Line Agreement).

        3.2 Escrow of Funds. Pursuant to a separate form of escrow agreement to be entered into by and between the Company, the Investor and the escrow agent, as defined in the Equity Line Agreement ("Escrow Agreement" and "Escrow Agent" respectively), the Investor shall place all funds for purchase of Securities in an escrow account set up on behalf of the Company. Pursuant to the Escrow Agreement, the Investor shall place all funds for purchase of Securities with respect to any Put into such escrow account set up on behalf of the Company, and the Company shall place all certificates for the Securities subject to any Put into such escrow account for the benefit of the Investor. With respect to any Put Closing, at such time as the Investor has delivered to the Escrow Agent any necessary Closing documents, the Investor has been approved by the Company and all other Closing conditions have been met, Escrow Agent shall release the subscription funds and signed documents to the Company and release the certificates representing the Securities to the Investor.

        3.3 Closing Date. The Initial Put Closing Date shall take place at the offices of Escrow Agent on the Initial Put Closing Date as specified in the Equity Line Agreement. Any subsequent Put Closings shall take place at the offices of the Escrow Agent on each Put Closing Date as specified in the Equity Line Agreement. The Initial Put Closing Date and any subsequent Put Closing Dates shall be referred to herein as the "Closing Date."

        3.4 Agent's Compensation. The Company shall pay the Agent the amounts pursuant to Section 3.4.1 and 3.4.2 herein, which shall be the full amount payable to the Agent for its services, as fees and expenses, in connection with this Offering.




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                3.4.1 Cash Placement Fee. Based upon the total aggregate  amount of the Equity Line Agreement funds received by the Company and which is placed in this Offering, the Agent shall be paid:

                      (a) a cash placement fee ("Cash Placement Fee") equal to seven percent (7%) of the purchase price of any and all Securities placed up to the aggregate purchase price of two million dollars ($2,000,000) of Securities placed, which shall equal a total of one-hundred and forty thousand dollars ($140,000) for the two million dollars ($2,000,000) of Securities placed;

                      (b) a non-accountable expense allowance equal to one percent (1%) of the purchase price of any and all Securities placed up to the aggregate purchase price of the two million dollars ($2,000,0000) of Securities placed, which covers legal and due diligence expenses of the placement (the "Non-Accountable Expense Allowance," together with the Cash Placement Fee; and

                      (c) an amount of securities (the "Agent Securities") equal to (i) three percent (3%) of all Common Stock issued to the Investor (the "Agent Common Stock") and (ii) three percent (3%) of all warrants issued to the Investor (the "Agent Warrants"), subject to adjustment as specified in Section
3.5 below. The Agent Warrants and the Agent Common Stock to be received by the Agent shall be issued to Agent on the same terms and conditions as those issued to the Investor pursuant to the Equity Line Agreement, including the provisions contained in Section 6.1 of the Equity Line Agreement with respect to certain registration rights covering the put shares and warrants shares to be received by the Investor.

        3.5 Payment of Fees. The Escrow Agent shall be instructed to pay all Cash Fees and to deliver all Agent Securities pursuant to Section 3.4 of this Agreement, directly to the Agent from the proceeds of the Initial Put Closing Date and all subsequent Put Closings, simultaneous with the transfer of proceeds to the Company.

        3.6 Press Release. The Agent shall have the right to review and comment upon any press release issued by the Company in connection with the Offering.

4.      OFFERING OF THE SECURITIES ON BEHALF OF THE COMPANY.

        4.1 In offering the Securities for sale, the Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Offering Documents. The Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the final Company approved Offering Documents to Agent (or notification by Company or its Counsel the latest version of any Offering Documents on Agent's computer system is acceptable for faxing to the Investor).

        4.2 The Agent will only make offers to sell the Securities to, or solicit offers to subscribe for any Securities from, persons or entities that Agent reasonably believes are "accredited investors" as defined Regulation D.

5.      RIGHT OF FIRST REFUSAL.

        The Company hereby grants Agent rights of first refusal as follows:


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


        5.1 The Agent has the night of first refusal to act as placement agent for any future private financings of the Company under which the Company issues or sells, or agrees to issue or sell, for cash (a) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (i) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (ii) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security or upon the occurrence of specified contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or (b) any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering or otherwise, excluding joint ventures, mergers, acquisitions, or similar transactions; provided, however, that the Agent has the right of first refusal to act as placement agent for any future private financings between the Company and the Investor pursuant to the Equity Line Agreement, whether equity securities, convertible debt securities, or securities or instruments convertible into or exchangeable for debt or equity securities of the Company, excluding joint ventures, mergers, acquisitions, or similar transactions. The duration of the Agent's right of first refusal under this Section 5.1 shall be for a period of two (2) years following the Initial Put Closing Date.

        5.2 In the event that the Company wishes to undertake a transaction described in this Section 5, the Company must send Agent a written notice generally describing the proposed transaction (whether the transaction is initiated by the Company or is offered to the Company by a third party), in sufficient specificity to allow the Agent to understand the proposed transaction clearly. This notice, which may be delivered by facsimile or email transmission, must be delivered to Agent at least twenty (20) days prior to the proposed closing of the transaction. The Agent shall have fifteen (15) days from receipt of that notice to determine whether or not it wishes to exercise its right of first refusal with respect to that transaction. The Agent shall notify the Company in writing of its decision to exercise or waive its right of first refusal with respect to the transaction described in the notice. If the Agent waives its right of first refusal with respect to a particular transaction, the Company may proceed with that transaction; provided, however, that if prior to any Closing in the proposed transaction the terms of the transaction are changed in any material way from the terms set forth in the notice to the Agent, the Agent's right of first refusal shall commence again. Agent's waiver of its rights of its rights of first refusal with respect to any specific transaction shall not act as a waiver of its rights with respect to future transactions within the applicable time period.

        5.3 In the event that Company breaches Section 5.1 of this Agreement, Agent shall be entitled to receive compensation based upon the aggregate purchase price of securities placed in such transaction in an amount calculated pursuant to Section 3.4 hereof, excluding, however, all amounts designated as Non-Accountable Expense Allowances.



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


6.      COVENANTS OF THE COMPANY.

        The Company covenants and agrees with the Agent that:

        6.1 After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents, of which amendment or supplement the Agent shall not previously have been advised and the Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the Agent shall have reasonably objected in writing on the ground that it is not in compliance with the Act or the Rules and Regulations (if applicable).

        6.2 The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel (except as provided below) and accountants, the cost of reproduction and furnishing to the Agent copies of the Offering documents as herein provided; provided, however, that the Company shall not be responsible for the direct payment of fees and costs incurred by Agent, including attorney's fees of or any costs incurred by the Agent's counsel.

        6.3 As a condition precedent to the Initial Put Closing Date, the Company will deliver to the Agent a true and correct copy of all documents requested by Agent included in Agent's due diligence request, including but not limited to the Certificate of Incorporation of the Company, and all amendments and certificates of designation of preferences of preferred stock, certified by the Secretary of State of the State of California.

        6.4 Prior to the Closing Date, the Company will cooperate with the Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as the Agent may reasonably request and will make available to the Agent such persons as the Agent shall deem reasonably necessary and appropriate in order to verify or substantiate any such information so supplied.

        6.5 The Company shall be responsible for making any and all filings required by the Blue Sky authorities of the State of California and filings required by the laws of the jurisdictions in which the Investor who is accepted for purchase of Securities are located, if any.


7. NON-CIRCUMVENTION & CONFIDENTIALITY OF PROPRIETARY AGENT INFORMATION.

        7.1 Non-Circumvention. The investor(s) who participate in the Offering and the other investor(s) who are listed on the schedule attached hereto as Exhibit B shall be considered, for purposes of this Agreement, the property of Agent. The Company on behalf of itself, its parent or its subsidiaries (collectively hereinafter referred to as "Company") agree not to circumvent,


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


directly or indirectly, Agent's relationship with these investor(s), their parents or any of the investor(s') subsidiaries or affiliates (collectively hereinafter referred to as "Investor") and Company will not directly or indirectly contact or negotiate with the Investor regarding an investment in the Company, or any other company, and will not enter into any agreement or transaction with Investor, or disclose the names of Investor, except as such disclosure may be required by any law, rule, regulation, regulatory body, court or administrative agency, for a period of time beginning on the date hereof and ending on the date that is two (2) years after the Initial Put Closing Date without the prior written approval of Agent; provided, however, that notwithstanding the above, nothing contained in this Agreement shall prevent Company from directly or indirectly, selling securities to the Investor through a public offering or from, directly or indirectly, contacting or negotiating with the Investor in satisfaction of Company's obligations under the Equity Line Agreements entered into in connection herewith. In the event that the Company, with the Agent's advance written permission accepts an investment (a "Subsequent Investment") from an Investor or Investors (other than in a public offering) in a placement being arranged without an agent or through an agent other than the Agent during the period beginning on the date hereof and terminating on the second (2nd) anniversary of the Initial Put Closing Date as described in the Equity Line Agreement, the Company agrees to pay to the Agent a fee equal to six percent(6%) of all amounts invested by such Investor(s). In the event that the Company accepts a Subsequent Investment without the Agent's advance written permission, the Company agrees to pay to the Agent a fee equal to eight percent (8%) of all amounts invested by such Investor(s).

        7.2 Specific Performance and Attorney's Fees. The Company acknowledges and agrees that, if it breaches its obligations under Sections 7.1, damages at law will be an insufficient remedy to Agent and that Agent would suffer irreparable damage as a result of such violation. Accordingly, it is agreed that Agent shall be entitled, upon application to a court of competent jurisdiction, to obtain injunctive relief against the breaching party to enforce the provisions of such sections, which injunctive relief shall be in addition to any other rights or remedies available to Agent. The Company agrees to pay to Agent (severally and not jointly) all costs and expenses incurred by Agent relating to the enforcement of the terms of Sections 7.1 hereof due to its own actions, whether by injunction, a suit for damages or both, including reasonable fees and disbursements of counsel (both at trial and in appellate proceedings).

8.      INDEMNIFICATION.

        8.1 The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the Act and the Agent's employees, accountants, attorneys and agents (the "Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or the '34 Act or any other statute or at common law and for any reasonable legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon (i) the Company's breach of its obligations under the Equity Line Agreement to deliver shares of Common Stock to a Investor upon submission by Investor of the required documentation, or (ii) any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or any application or other document filed in

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


any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Offering Documents or of such amendment as the case may be, or (iii) any breach of any representation, warranty or covenant made by the Company in this Agreement, provided, however, that the indemnity agreement contained in this
Section 8.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company (but no such settlement may be made without the Company's prior written consent, which consent shall not be unreasonably withheld), nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnify agreement is in addition to any other liability which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnify may be sought from the Company under this Section 8.1, to notify the Company in writing of the commencement of such action; provided, however, that the failure of the Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Agent's Indemnitees on account of the indemnity agreement contained in this Section 8.1, except with respect to any failure which irreparably prejudices the Company or causes an event of adjudication materially adverse to the Company. The Company shall not be relieved from any other liability which it may have to the Agent's Indemnitees, and if the Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, copies of all pleadings therein and to permit the Agent's Indemnitees to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the Company's expense.

        8.2 With the exception provided below as to limitations of indemnity, the Agent agrees, in the same manner and to the same extent as set forth in
Section 8.1 above, to indemnify and hold harmless the Company, and the Company's and Company's directors, officers, employees, accountants, attorneys and agents (the "Company's Indemnitees") with respect to (i) any statement in or omission from the Offering Documents or any amendment or supplement thereto or any



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


application or other document filed by the Company in any state or jurisdiction in order for the Company to qualify, the Securities under the Blue Sky or securities laws thereof, or any information furnished pursuant to Section 2.4 hereof, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent in a document executed by Agent on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Offering Documents or authorized in writing by the Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Offering Documents, and any documents filed with public or governmental authorities or agencies, and any public press releases or information furnished in writing by the Company or, (iii) any breach of any representation, warranty or covenant made by the Agent in this Agreement. The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the Company's Indemnitees shall have the same obligation to have notice as set forth in Section 8.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same night to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. The Agent agrees to notify the Company's Indemnitees, at their request, and to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and appraise them of all the developments therein, all at the Agent's expense. As to Damages, Company recognizes that since it is receiving the net proceeds of the monies generated by this placement, that indemnity, if any, to be paid by the Placement Agent to the Company shall be strictly limited to the Placement Agent's Cash Fee, inclusive of attorney fees and costs of arbitration and/or court proceedings.

9.      LIQUIDATION DAMAGES.

        Company and Agent both acknowledge that it would be extremely impractical and difficult to ascertain the actual damages to be suffered by Company if Agent is found by an arbitrator or a court of competent jurisdiction to have breached any of the representations, warranties and covenants contained in Section 13 of this Agreement. Accordingly, should a breach of the representations of Section 13 be proven and Agent found liable for said breach, Company and Agent hereby agree that the damages shall be limited to an amount equal to the Cash Placement Fee received by Agent pursuant to Section 3.4 of this Agreement plus the return to the Company of the Agent Securities received by Agent pursuant to Section 3.4 of this Agreement (or, to the extent that the Agent Securities have already been sold by Agent, the value, as defined below, of the Agent Securities), inclusive of all attorney's fees and cost of court. For purposes hereof, the value of the Agent Common Stock shall be deemed to equal the lesser of (i) the aggregate Share Price of any Agent Common Stock issued to Agent or (ii) the market value of such Agent Common Stock on the date that such shares were sold by Agent, and in either case, the Agent may return such Agent Common Stock to the Company in lieu of any payment, as to the value of such Agent Securities, for damages pursuant to this section. For purposes


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


hereof, the value of each Warrant issued to Agent which has been exercised by Agent shall be the difference of (i) the market value of the Common Stock received upon such exercise on the date that such shares were sold by Agent, minus (ii) the Exercise Price of such Warrant. This provision is not to be construed as a penalty, but as full liquidated damages under Georgia law.

10.     EFFECTIVENESS OF AGREEMENT.

        This Agreement shall become effective (i) at 9:00 A.M., Atlanta, Georgia time, on the date hereof or (ii) upon release by the Agent of the Securities for offering after the date hereof, whichever occurs first. The Agent agrees to notify the Company immediately after the Agent shall have taken any action by such release or otherwise wherein this Agreement shall have become effective.

11.     CONDITIONS OF THE AGENT'S OBLIGATIONS.

        The Agent's obligations to act as agent of the Company hereunder and to find purchasers for the Securities shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

        11.1 Counsel to the Agent shall not have objected in writing or shall not have failed to give his consent to the Offering Documents (which objection or failure to give consent shall not have been done unreasonably).

        11.2 The Agent shall not have disclosed to the Company that the Offering Documents, or any amendment thereof or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to the Agent, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the circumstances in which they were made, not misleading.

        11.3 Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.

        11.4 Except as set forth in the Offering Documents , during the time period between the date hereof and the Initial Put Closing Date, there shall be no litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely effect the business, franchises, license, permits, operations or financial condition or income of the Company considered as an entity.

        11.5 Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to the Initial Put Closing Date, the Company (i) shall have conducted its business in all material respects in the usual and ordinary manner as the same is being conducted as of


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the date hereof and (ii) except in the ordinary course of business,  the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet contained in the Offering Documents except for reductions for matters discussed in the Equity Line Agreements and without considering the proceeds from the sale of the Securities other than as may be set forth in the Offering Documents.

        11.6 The authorization of the Securities by the Company and all proceedings and other legal matters hereto and to this Agreement shall be reasonably satisfactory in all material respects matters to the Agent or counsel to the Agent, who shall have furnished the Agent on the Closing Date with such favorable opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Agent may reasonably require, and the Company shall have furnished such counsel such documents as he may have requested to enable him to pass upon the matters referred to in this subparagraph.

        11.7 The Company shall have furnished to the Investor, with a true and correct copy to the Agent, the opinion, dated the Closing Date, addressed to the Investor, from counsel to the Company, as required by the Equity Line Agreement in substantially the form attached to the Equity Line Agreement as an exhibit.

        11.8 The Company shall have furnished to the Agent a due diligence certificate signed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that:

             (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties which by their terms are specifically limited to a date other than the Closing Date), and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

             (ii) the Company has carefully examined the Offering Documents, and any amendments and supplements thereto, and, to the best of its knowledge, all statements contained in the Offering Documents, and any amendments and supplements thereto, are true and correct, and neither the Offering Documents, nor any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein under the circumstances in which they were made not misleading, and since the date hereof, there has occurred no event required to be set forth in an amended or supplemented Offering Documents, which has not been set forth; except as set forth in the Offering Documents, since the respective dates as of which the periods for which the information is given in the Offering Documents and prior to the date of such certificate, (a) there has not been any material adverse change, financial and otherwise, in the affairs of condition of the Company, and (b) except as disclosed in the Offering Documents, the Company has not incurred any material liabilities, direct or contingent or entered into any material transactions, otherwise than in the ordinary course of business; and

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             (iii) the  Company  has  provided  true and  correct  copies of all documents in its possession or which it could obtain that were requested by Agent pursuant to any due diligence inquiry.

12.     TERMINATION.

        12.1 This Agreement may be terminated by the Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the material terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing. However, if any material breach by the Company can be cured within ten (10) business days, Agent shall provide the Company such reasonable period to cure.

        12.2 This Agreement may be terminated by the Company by notice to the Agent in the event that the Agent shall have materially failed or been materially unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing. However, if any material breach by Agent can be cured within ten (10) business days, Company shall provide Agent such ten (10) business days to cure.

        12.3 This Agreement may be terminated by the Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of the Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally, (ii) a war or other national calamity shall have occurred, or (iii) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of the Agent, to proceed with this Agreement or with the Offering.

        12.4 Any termination of this Agreement pursuant to this Section 12 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3 ; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 8.1 in the case of the Company and
Section 8.2 in the case of the Agent.

13.     AGENT'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

        The Agent represents and warrants to and agrees with the Company that:


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


        13.1 The Placement Agent is a limited liability company duly organized and existing under the laws of the state of Utah. The Placement Agent is a licensed NASD broker-dealer, and a member of SIPC.

        13.2 There is not now pending or threatened or to the Agent's knowledge, contemplated against the Agent any action or proceeding of which the Agent has been advised, either in any court of competent jurisdiction, before the Commission or before any state securities commission or the NASD, concerning the Agent's activities which would impair the ability of the Agent to conduct the Offering as contemplated by this Agreement.

        13.3 In the  event any  action or  proceeding  of the type  referred  to
Section 13.2 above shall in be instituted or threatened against the Agent at any time prior to the Closing Date or, in the event there shall be filed by or against the Agent in any court, pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of its assets or if the Agent makes an assignment for the benefit of creditors, the Company shall have the right, on three (3) days' written notice to the Agent, to terminate this Agreement without any liability to the Agent of any kind, except for the payment of all expenses provided herein.

        13.4 Agent understands and acknowledges that prior to issuance, the Equity Line Agreement is not being registered under the Act, and that the Offering and sale of the Equity Line Agreement is to be conducted pursuant to Regulation D under the Securities Act of 1933, as amended, (the "Act"). Accordingly, in conducting its activities under this Agreement.

             (a) Agent has not offered or placed and will not offer or place the Equity Line Agreement or the Securities that may issue therefrom to any investor which Agent does not have reasonable grounds to believe, or does not believe, is an "Accredited Investor," within the meaning of Regulation D under the Act.

             (b) Agent has not offered or placed and will not offer or place the Equity Line Agreement by means of any form of general solicitation or general advertising, including, but not limited to, the following:

                 (1) any advertisement article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and

                 (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

             (c) Agent will not solicit or accept the subscription of any person unless immediately before accepting such subscription Agent has reasonable grounds to believe and does believe that (i) such person is an Accredited Investor and (ii) all representations made and information furnished by such person in the Equity Line Agreement and related documents are true and correct in all material respects.

             (d) Agent will not solicit any purchasers of any securities unless the Offering Documents are furnished to such prospective purchaser.


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


             (e) Upon notice from the Company that the Offering Documents are required to be amended or supplemented, Agent will immediately cease use of the Offering Documents until Agent has received such amendment or supplement and thereafter will make use of the Offering Documents only as so amended or supplemented, and Agent will deliver a copy of such amendment or supplement to each prospective investor to whom a copy of the Offering Documents had previously been delivered (and who has not returned such copy).

             (f) Agent will use its best efforts to conduct the offering of the Securities in a manner that will allow the availability of the private offering exemption from federal securities regulation provided by Regulation D promulgated under the Securities Act of 1933, as amended.

             (g) Agent will notify the Company in writing promptly when any event shall have occurred during the Offering Period as a result of which any representation or warranty of the Agent herein would not be true.

        13.5 Neither the Agent nor any of its affiliates or controlling persons will take any action that will impair the effectiveness of the transactions contemplated by this Agreement.

        13.6 All corporate actions by Agent required for the execution, delivery and performance of this Agreement have been taken. The execution and delivery of this Agreement by the Agent, the observance and performance thereof, and the consummation of the transactions contemplated herein or in the Offering Documents do not and will not constitute a material breach of, or a material default under, any instrument or agreement by which the Agent is bound, and does not and will not, to the best of the Agent's knowledge, contravene any existing law, decree or order applicable to it. This Agreement constitutes a valid and binding agreement of Agent, enforceable in accordance with its terms.

        13.7 Agent understands that the Company is relying upon Agent's representations and warranties in connection with the Offering and the sale of the Equity Line Agreement and the underlying Securities contemplated by this Agreement.

        13.8 Agent's representations and warranties under this Section 13 shall be true and correct as of the Closing, and shall survive the Closing indefinitely.

14.     COMPANY ACKNOWLEDGMENT.

        14.1 Company understands and acknowledges that the Investor, in their sole discretion, may elect to hold the Securities underlying the Equity Line Agreement for various periods of time, as provided in the Offering Documents, and the Company further acknowledges that Agent makes no representations or warranties as to how long the Securities will be held by each Investor or the Investors' trading history or investment strategies.

        14.2 The number of shares of Common Stock, as defined in the Equity Line Agreement, that the Company may be obligated to issue on the Initial Put Closing Date, as defined in the Equity Line Agreement may increase substantially in



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


certain circumstances, including the circumstance in which the trading price of the Common Stock declines. The Company's executive officers and directors have studied and fully understand the nature of the Equity Line Agreement, this Agreement and the Securities being sold thereunder and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded in its good faith business judgment that such issuance is in the best interests of the Company.

        14.3 Company understands that there is no assurance as to how the market and/or market makers will respond to the purchase and sale of the Securities underlying the Equity Line Agreement.

        14.4 Company acknowledges that Agent has not made (either directly or through any agent or representative) any representations, warranties or covenants contrary to sections 14.1 through 14.3 and that Agent has disclosed the risks inherent in the structure of the Offering including, without limitation, risks associated with the activities contemplated in Sections 14.1 through 14.3.

        14.5 Company acknowledges that due to the increase in the possible issuance of shares of the Company's Common Stock during the course of the Equity Line Agreement, an issuance of more than twenty percent (20%) of the outstanding Common Stock of Company could occur.

        14.6 Company acknowledges that this Offering will not be deemed to be integrated with any prior placement of securities by the Company under Rule 502 of the Securities Act of 1933 or other applicable law.

15. NOTICES. Except as otherwise expressly provided in this Agreement:

        15.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

        If to Company:      Attn:   Bruce D. Stuart, CEO
                                    Staruni Corporation
                                    1642 Westwood Boulevard
                                    Los Angeles, California  90024

        With a Copy to:     Attn:

        15.2 Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

        If to the Agent:    Attn:   Gregory Bartko, CEO
                                    Capstone Partners, L.C.
                                    3475 Lenox Road, Suite 400
                                    Atlanta, Georgia 30326


        With a Copy to:     Attn:


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


        15.3 Any notice instructing the Escrow Agent to distribute monies or Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

16.     MISCELLANEOUS.

        16.1 Benefit. This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any night under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

        16.2 Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii) delivery of or payment for the Securities; or (iii) the Closing Date, and any successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

        16.3 Governing Law, Jurisdiction and Arbitration. The validity, interpretation and construction of this Agreement and of each party hereof will be governed by the laws of the State of Georgia. Any controversy or claim arising out of or related to this Agreement or the breach thereof, shall be settled by binding arbitration in Atlanta, Georgia in accordance with the rules of the Judicial Arbitration & Mediation Services' Eastern Regional Office located in Atlanta, Georgia ("JAMS"). A proceeding shall be commenced upon written demand by Company or the Agent to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by JAMS, and if they are unable to agree within ten (10) days, JAMS shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of parties' respective positions in the issues in dispute. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction.

        16.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.



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        16.5 Confidential  Information.  All confidential  financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

        16.6 Public Announcements. Neither party hereto will issue any public announcement concerning the within transactions without the review and comment of the other party. The Agent shall have the right to review and comment upon any press release issued by the Company in connection with the Offering.

        16.7 Finders. Company represents that it is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities in excess of $20,000 to any underwriter, broker, agent, finder or other representative other than Agent. Company agrees to indemnify the Agent with respect to any other claim for a fee in connection with the Offering. Agent agrees to indemnify the Company with respect to any claim for a finder's fee that arises because of Agent's agreement to pay a fee to the person or entity making such claim.
        16.8 Recitals. The recitals to this Agreement are a material part hereof, and each recital Is incorporated into this Agreement by reference and made a part of this Agreement.

17.     ESCROW AGENT FEES.

        The Company hereby agrees to pay the Escrow Agent for the opening and maintenance of the Escrow Account, incidental expenses and all services provided by the Escrow Agent under the Escrow Agreement, of even date herewith, by and between the Company, the Investor and the Escrow Agent. The Company agrees to pay the Escrow Agent reasonable fees, including fees of counsel on behalf of the Investor for the preparation of the Equity Line Agreement and related documents, which fees shall equal two percent (2%) of the total amount of funding provided to the Company by the Investor under the Equity Line Agreement (collectively, "Escrow Fees"). The Company does hereby agree to indemnify and hold the Agent harmless as to the payment of any such Escrow Fees, in accordance with the provisions of Section 8.1 of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have duly caused this Placement Agent Agreement to be executed as of the day and year first above written.

                                    "THE COMPANY"
                                    STARUNI CORPORATION

                                    By:
                                        -------------------------------
                                        Bruce D. Stuart, CEO


                                    "THE AGENT"
                                    CAPSTONE PARTNERS, L.C.


                                    By:
                                        -------------------------------
                                        Gregory Bartko, CEO

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